Exhibit 99.7

Supplement to the Estimates

Fiscal Year Ending March 31, 2010

Presented to the Legislative Assembly September 1, 2009

Supplement to the Estimates

Fiscal Year Ending March 31, 2010

Presented to the Legislative Assembly September 1, 2009

Library and Archives Canada Cataloguing in Publication Data

British Columbia.

Estimates. — 1983-

Annual.

Imprint varies: 1983-1987, Ministry of Finance; 1988- June 2001, Ministry of Finance and Corporate Relations; June 2001-, Ministry of Finance.

Also available on the Internet

Report year ends Mar. 31.

Vols. For 1983-        , have suppl.

ISSN 0712-4597 = Estimates (Province of British Columbia)

1. British Columbia- appropriations and expenditures - Statistics - Periodicals. 2. Revenue - British Columbia - Statistics - Periodicals. 3. Budget - British Columbia - Periodicals. I. British Columbia. Ministry of Finance. II. British Columbia. Ministry of Finance and Corporate Relations. III. Title. IV. Title: Estimates, fiscal year ending March 31. V. Title: Supplementary estimates. VI. Title: Supplement to the estimates.

HJ13.B742	354.7110072’25’05	C82-089032-4

TABLE OF CONTENTS

		PAGE
Introduction		1

Summary Information
Consolidated Revenue Fund Summary		2
Operating Expenses by Standard Object		5
Capital Expenditures by Standard Object		6

	Operating	Capital
Special Offices, Ministries and Other Appropriations
Legislation	8	72
Officers of the Legislature	10	73
Office of the Premier	14	75
Ministry of Aboriginal Relations and Reconciliation	16	76
Ministry of Advanced Education and Labour Market Development	18	77
Ministry of Agriculture and Lands	20	78
Ministry of Attorney General	22	79
Ministry of Children and Family Development	26	81
Ministry of Citizens’ Services	28	82
Ministry of Community and Rural Development	32	83
Ministry of Education	34	84
Ministry of Energy, Mines and Petroleum Resources	36	85
Ministry of Environment	38	86
Ministry of Finance	40	87
Ministry of Forests and Range	42	88
Ministry of Health Services	44	89
Ministry of Healthy Living and Sport	46	90
Ministry of Housing and Social Development	48	91
Ministry of Labour	50	92
Ministry of Public Safety and Solicitor General	52	93
Ministry of Small Business, Technology and Economic Development	54	94
Ministry of Tourism, Culture and the Arts	56	95
Ministry of Transportation Infrastructure	58	96
Management of Public Funds and Debt	60	97
Other Appropriations	62	98

Explanatory Notes on the Group Account Classifications		103

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2008/09 Estimates. Each column thereafter provides 2009/10 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web site: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits
50	Base Salaries
51	Supplementary Salary Costs
52	Employee Benefits
54	Legislative Salaries and Indemnities

Operating Costs
55	Boards, Commissions and Courts - Fees and Expenses
57	Public Servant Travel
59	Centralized Management Support Services
60	Professional Services
63	Information Systems - Operating
65	Office and Business Expenses
67	Informational Advertising and Publications
68	Statutory Advertising and Publications
69	Utilities, Materials and Supplies
70	Operating Equipment and Vehicles
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

Government Transfers
77	Transfers - Grants
79	Transfers - Entitlements
80	Transfers - Agreements

Other Expenses
81	Transfers Between Votes and Special Accounts
83	Interest on the Public Debt
85	Other Expenses

Internal Recoveries
86	Recoveries Between Votes and Special Accounts
88	Recoveries Within the Consolidated Revenue Fund

External Recoveries
89	Recoveries Within the Government Reporting Entity
90	Recoveries External to the Government Reporting Entity

Capital Expenditures
Land	Land
LI	Land Improvements
Bldg	Buildings
SpE	Specialized Equipment
FE	Office Furniture and Equipment
Veh	Vehicles
Info	Information Systems
TI	Tenant Improvements
Roads	Roads, Bridges and Ferries

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2008/09	Salaries	Total	Total	Total	Total	Total	2009/10	2008/09	2009/10
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Legislation
1	Legislation	64,058	41,058	13,241	—	19,633	(403)	—	73,529	27,530	6,715
Officers of the Legislature
2	Auditor General	15,250	11,770	3,703	63	—	—	—	15,536	150	250
3	Conflict of Interest Commissioner	384	328	92	—	20	—	—	440	—	—
4	Elections BC	19,693	24,904	16,399	130	7	—	—	41,440	304	2,860
5	Information and Privacy Commissioner	3,603	3,017	810	—	—	(3)	(2)	3,822	60	45
6	Merit Commissioner	893	645	305	—	5	—	—	955	25	15
7	Ombudsman	4,671	4,450	1,110	—	—	(637)	(150)	4,773	75	75
8	Police Complaint Commissioner	1,853	1,457	517	—	—	—	—	1,974	25	25
9	Representative for Children and Youth	6,558	4,744	2,164	116	3	—	—	7,027	100	130
	Total	52,905	51,315	25,100	309	35	(640)	(152)	75,967	739	3,400
Office of the Premier
10	Office of the Premier	13,940	8,386	3,323	423	421	(318)	(700)	11,535	95	35
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	57,611	16,319	8,739	39,660	896	(4)	(460)	65,150	32	30
	Special Account(s)	4,200	—	48	4,052	—	—	—	4,100	—	—
	Total	61,811	16,319	8,787	43,712	896	(4)	(460)	69,250	32	30
Ministry of Advanced Education and Labour Market Development
12	Ministry Operations	2,063,365	28,988	10,439	2,149,617	8,650	(17,002)	(49,979)	2,130,713	1,845	1,300
Ministry of Agriculture and Lands
13	Ministry Operations	113,547	33,077	22,554	32,901	21,805	(640)	(27,063)	82,634	2,200	220
14	Agricultural Land Commission	2,435	1,602	612	—	65	(1)	(2)	2,276	5	—
	Special Account(s)	103,220	—	—	126,070	18,521	—	(1)	144,590	—	—
	Transfer from Ministry Operations Vote	(7,000)	—	—	—	(7,000)	—	—	(7,000)	—	—
	Total	212,202	34,679	23,166	158,971	33,391	(641)	(27,066)	222,500	2,205	220
Ministry of Attorney General
15	Ministry Operations	427,555	268,783	146,053	91,156	13,014	(69,448)	(5,459)	444,099	6,766	2,926
16	Judiciary	68,135	61,217	7,659	177	28	—	—	69,081	750	750
17	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500	—	—
18	British Columbia Utilities Commission	1	3,179	2,779	175	1	—	(6,133)	1	12	10
	Special Account(s)	20,999	17,853	5,882	—	343	—	(3,155)	20,923	500	500
	Transfer from Ministry Operations Vote	(10,546)	—	—	—	(10,945)	—	—	(10,945)	—	—
	Total	530,644	351,032	162,373	91,508	26,941	(69,448)	(14,747)	547,659	8,028	4,186
Ministry of Children and Family Development
19	Ministry Operations	1,382,142	316,395	115,652	1,034,006	2,907	(2,065)	(72,756)	1,394,139	7,853	1,098
Ministry of Citizens’ Services
20	Ministry Operations	171,866	214,437	626,186	1,992	148,620	(652,474)	(174,625)	164,136	123,788	201,004
21	Benefits	1	445,765	3,423	—	13,090	(437,523)	(24,754)	1	—	—
	Total	171,867	660,202	629,609	1,992	161,710	(1,089,997)	(199,379)	164,137	123,788	201,004

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2008/09	Salaries	Total	Total	Total	Total	Total	2009/10	2008/09	2009/10
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Community and Rural Development
22	Ministry Operations	230,446	18,360	12,425	195,328	19	(6,444)	(42,913)	176,775	1,946	1,388
	Special Account(s)	6,942	—	—	500	6,442	—	—	6,942	—	—
	Total	237,388	18,360	12,425	195,828	6,461	(6,444)	(42,913)	183,717	1,946	1,388
Ministry of Education
23	Ministry Operations	5,115,495	27,249	55,405	4,978,413	400	(1)	(18,908)	5,042,558	5,220	1,436
	Special Account(s)	—	—	—	—	—	—	—	—	—	—
	Total	5,115,495	27,249	55,405	4,978,413	400	(1)	(18,908)	5,042,558	5,220	1,436
Ministry of Energy, Mines and Petroleum Resources
24	Ministry Operations	70,193	28,382	14,818	24,409	205	(7)	(14)	67,793	1,435	21,387
25	Contracts and Funding Arrangements	2,500	—	—	1,875	—	—	—	1,875	—	—
	Total	72,693	28,382	14,818	26,284	205	(7)	(14)	69,668	1,435	21,387
Ministry of Environment
26	Ministry Operations	161,676	109,518	82,222	3,677	42,779	(36,149)	(55,526)	146,521	18,061	13,005
27	Climate Action Secretariat	15,644	3,439	3,456	—	1,545	(1,306)	(2)	7,132	—	—
28	Environmental Assessment	10,450	5,080	1,755	1,082	1,482	(1)	(2)	9,396	56	—
	Special Account(s)	29,705	—	400	—	29,305	—	—	29,705	300	400
	Total	217,475	118,037	87,833	4,759	75,111	(37,456)	(55,530)	192,754	18,417	13,405
Ministry of Finance
29	Ministry Operations	107,460	109,823	124,121	8,622	68,482	(14,866)	(210,955)	85,227	13,736	3,480
30	Pacific Carbon Trust	5,000	—	—	5,000	3	(1)	(2)	5,000	—	—
	Special Account(s)	25	4,007	4,465	—	35,646	(41,757)	(2,351)	10	370	—
	Total	112,485	113,830	128,586	13,622	104,131	(56,624)	(213,308)	90,237	14,106	3,480
Ministry of Forests and Range
31	Ministry Operations	524,649	207,741	262,890	49,116	—	(31,429)	(24,181)	464,137	24,670	21,582
32	Integrated Land Management Bureau	72,648	44,787	27,479	33	3,859	(3,106)	(4,374)	68,678	6,496	1,705
33	Direct Fire	56,226	50,260	358,591	—	1,250	—	(1,101)	409,000	—	—
	Special Account(s)	218,164	23,528	84,835	1	56,039	(1)	(5,467)	158,935	48,204	37,085
	Total	871,687	326,316	733,795	49,150	61,148	(34,536)	(35,123)	1,100,750	79,370	60,372
Ministry of Health Services
34	Ministry Operations	13,195,954	317,434	220,359	13,854,859	793	(147,528)	(237,599)	14,008,318	17,224	54,655
	Special Account(s)	147,250	—	—	—	147,250	—	—	147,250	—	—
	Total	13,343,204	317,434	220,359	13,854,859	148,043	(147,528)	(237,599)	14,155,568	17,224	54,655
Ministry of Healthy Living and Sport
35	Ministry Operations	150,697	22,324	21,532	42,421	—	(5)	(1,194)	85,078	496	859
	Special Account(s)	2,300	—	—	2,200	—	—	—	2,200	—	—
	Total	152,997	22,324	21,532	44,621	—	(5)	(1,194)	87,278	496	859
Ministry of Housing and Social Development
36	Ministry Operations	2,570,720	160,353	80,318	3,084,243	10,355	(390)	(620,276)	2,714,603	8,337	7,800
	Special Account(s)	10,000	—	—	10,000	—	—	—	10,000	—	—
	Total	2,580,720	160,353	80,318	3,094,243	10,355	(390)	(620,276)	2,724,603	8,337	7,800

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2008/09	Salaries	Total	Total	Total	Total	Total	2009/10	2008/09	2009/10
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Labour
37	Ministry Operations	22,747	35,901	12,962	—	2,238	(1)	(29,469)	21,631	3,161	1,600
Ministry of Public Safety and Solicitor General
38	Ministry Operations	615,608	189,653	93,786	395,335	3,706	(14,092)	(42,957)	625,431	4,925	8,826
39	Emergency Program Act	15,630	1,379	13,897	5,699	—	—	—	20,975	—	—
	Special Account(s)	14,601	2,142	2,281	3,962	9,431	—	(3,500)	14,316	93	—
	Total	645,839	193,174	109,964	404,996	13,137	(14,092)	(46,457)	660,722	5,018	8,826
Ministry of Small Business, Technology and Economic Development
40	Ministry Operations	50,570	15,888	18,647	9,269	36	(4)	(6)	43,830	399	901
	Special Account(s)	17,400	387	263	24,350	—	—	—	25,000	—	—
	Total	67,970	16,275	18,910	33,619	36	(4)	(6)	68,830	399	901
Ministry of Tourism, Culture and the Arts
41	Ministry Operations	344,235	13,262	5,677	85,740	645	(1)	(869)	104,454	1,704	1,434
	Special Account(s)	8,330	—	—	1,500	—	—	—	1,500	—	—
	Total	352,565	13,262	5,677	87,240	645	(1)	(869)	105,954	1,704	1,434
Ministry of Transportation and Infrastructure
42	Ministry Operations	768,554	114,911	1,959,082	212,311	1,597	(4)	(1,532,114)	755,783	8,655	2,981
Management of Public Funds and Debt
43	Management of Public Funds and Debt	1,261,713	—	—	—	2,057,608	(8,964)	(862,644)	1,186,000	—	—
Other Appropriations
44	Contingencies (All Ministries) and New Programs	325,000	—	—	—	500,000	—	—	500,000	100,460	83,363
45	Capital Funding	971,848	—	—	1,212,840	—	—	—	1,212,840	—	—
46	Commissions on Collection of Public Funds	1	—	—	—	72,701	—	(72,700)	1	—	—
47	Allowances for Doubtful Revenue Accounts	1	—	—	—	98,930	—	(98,929)	1	—	—
48	BC Family Bonus	14,000	—	—	8,758	—	—	—	8,758	—	—
49	Environmental Appeal Board and Forest Appeals Commission	2,092	963	1,110	—	20	(1)	(1)	2,091	15	100
50	Forest Practices Board	3,804	2,349	1,478	—	—	—	—	3,827	125	25
	Total	1,316,746	3,312	2,588	1,221,598	671,651	(1)	(171,630)	1,727,518	100,600	83,488
	Overall Total	31,693,212	3,017,494	4,455,944	27,702,081	3,407,350	(1,486,576)	(4,233,293)	32,863,000	438,203	482,000
	Adjusted Totals (1)		2,580,220	3,860,683		2,953,309

(1) Amounts are net of adjustments to eliminate double counting. See page 5.

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	2,027,174	—		2,027,174
51	Supplementary Salary Costs	29,262	—		29,262
52	Employee Benefits	944,813	(437,274	)(1)	507,539
54	Legislative Salaries and Indemnities	16,245	—		16,245
	Salaries and Benefits	3,017,494	(437,274)		2,580,220
55	Boards, Commissions, and Courts - Fees and Expenses	10,814	—		10,814
57	Public Servant Travel	63,663	—		63,663
59	Centralized Management Support Services	592,060	(592,060	)(2)	—
60	Professional Services	727,048	(3,201	)(3)	723,847
63	Information Systems - Operating	274,422	—		274,422
65	Office and Business Expenses	91,466	—		91,466
67	Advertising and Publications	6,950	—		6,950
68	Statutory Advertising and Publications	5,078	—		5,078
69	Utilities, Materials and Supplies	753,867	—		753,867
70	Operating Equipment and Vehicles	349,387	—		349,387
72	Non-Capital Roads and Bridges	1,051,905	—		1,051,905
73	Amortization	257,085	—		257,085
75	Building Occupancy Charges	272,199	—		272,199
	Operating Costs	4,455,944	(595,261)		3,860,683
77	Transfers - Grants	971,211	—		971,211
79	Transfers - Entitlements	17,051,912	—		17,051,912
80	Transfers - Agreements	9,678,958	—		9,678,958
	Government Transfers	27,702,081	—		27,702,081
81	Transfer Between Votes and Special Accounts	219,023	(219,023	)(4)	—
83	Interest on the Public Debt	1,281,932	—		1,281,932
85	Other Expenses	1,906,395	(235,018	)(5)	1,671,377
	Other Expenses	3,407,350	(454,041)		2,953,309
86	Recoveries Between Votes and Special Accounts	(219,023)	219,023	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(1,267,553)	1,267,553	(6)	—
	Internal Recoveries	(1,486,576)	1,486,576		—
89	Recoveries External to the Consolidated Revenue Fund	(2,082,118)	—		(2,082,118)
90	Recoveries External to the Government Reporting Entity	(2,151,175)	—		(2,151,175)
	External Recoveries	(4,233,293)	—		(4,233,293)

	Net Operating Expenses	32,863,000	—		32,863,000

(1)     Recoveries from ministries by the Public Service Agency for employee benefits.

(2)     Recoveries from ministries by Attorney General, Citizens’ Services, Finance, and the Office of the Premier for centrally managed services such as legal services and building occupancy charges.

(3)     Recoveries from ministries by Attorney General, for legal services not centrally managed.

(4)     Transfers between special accounts and votes in Agriculture and Lands, Attorney General, Community and Rural Development, Environment, Forests and Range, Health Services and Public Safety and Solicitor General.

(5)     Recoveries between ministries for other centralized services such as banking charges and Executive and Support Services.

(6)     Recoveries for costs referred to in Notes 1, 2, 3, and 5.

CAPITAL EXPENDITURES BY STANDARD OBJECT ($000)

STOB	Total

Land	277

Land Improvements	12,581

Buildings	78,683

Specialized Equipment	12,298

Office Furniture and Equipment	2,342

Vehicles	17,001

Informations Systems	242,261

Tenant Improvements	44,738

Roads Bridges and Ferries	71,819

Net Capital Expenditures	482,000

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Legislation	64,058	15,918	127	11,821	13,192	41,058	—	236	—	983	1,813	2,988	14	470	1,190
Members’ Services	32,348	460	—	7,881	12,135	20,476	—	40	—	75	228	265	—	150	—
Caucus Support Services	5,886	4,577	—	1,096	—	5,673	—	—	—	—	—	867	—	—	—
Office of the Speaker	407	254	—	61	—	315	—	2	—	—	4	55	—	—	1
Clerk of the House	1,050	137	—	188	654	979	—	—	—	2	3	15	—	—	—
Clerk of the Committees	654	142	—	106	304	552	—	20	—	7	35	21	—	—	—
Legislative Operations	12,233	2,861	20	681	—	3,562	—	66	—	307	1,387	1,322	14	320	141
Sergeant-at-Arms	4,620	3,263	102	801	99	4,265	—	40	—	207	15	156	—	—	75
Hansard	4,226	2,606	—	621	—	3,227	—	47	—	325	83	176	—	—	494
Legislative Library	2,634	1,618	5	386	—	2,009	—	21	—	60	58	111	—	—	479

Total	64,058	15,918	127	11,821	13,192	41,058	—	236	—	983	1,813	2,988	14	470	1,190

VOTE 1 Legislation

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Legislation	45	—	2,000	3,502	13,241	—	—	—	—	—	—	19,633	19,633	—	(403)	(403)	—	—	—	73,529
Members’ Services	—	—	—	—	758	—	—	—	—	—	—	19,488	19,488	—	—	—	—	—	—	40,722
Caucus Support Services	—	—	—	—	867	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,540
Office of the Speaker	—	—	—	—	62	—	—	—	—	—	—	40	40	—	—	—	—	—	—	417
Clerk of the House	—	—	—	—	20	—	—	—	—	—	—	96	96	—	—	—	—	—	—	1,095
Clerk of the Committees	—	—	—	—	83	—	—	—	—	—	—	1	1	—	—	—	—	—	—	636
Legislative Operations	—	—	2,000	3,338	8,895	—	—	—	—	—	—	8	8	—	(403)	(403)	—	—	—	12,062
Sergeant-at-Arms	45	—	—	100	638	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,903
Hansard	—	—	—	64	1,189	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,416
Legislative Library	—	—	—	—	729	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,738

Total	45	—	2,000	3,502	13,241	—	—	—	—	—	—	19,633	19,633	—	(403)	(403)	—	—	—	73,529

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General	15,250	9,007	246	2,262	255	11,770	—	600	702	1,126	265	647	—	100	—

Total	15,250	9,007	246	2,262	255	11,770	—	600	702	1,126	265	647	—	100	—

VOTE 3 Conflict of Interest Commissioner

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	384	105	—	28	195	328	—	26	28	8	5	15	—	1	1

Total	384	105	—	28	195	328	—	26	28	8	5	15	—	1	1

VOTE 4 Elections BC

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Elections BC	19,693	21,033	1,758	1,860	253	24,904	—	136	1,233	1,614	3,671	4,071	221	2,397	59

Total	19,693	21,033	1,758	1,860	253	24,904	—	136	1,233	1,614	3,671	4,071	221	2,397	59

VOTE 5 Information and Privacy Commissioner

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	3,603	2,239	5	520	253	3,017	—	45	257	300	44	86	10	10	13

Total	3,603	2,239	5	520	253	3,017	—	45	257	300	44	86	10	10	13

VOTE 6 Merit Commissioner

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	893	399	5	105	136	645	—	25	78	100	20	45	2	5	5

Total	893	399	5	105	136	645	—	25	78	100	20	45	2	5	5

VOTE 2 Auditor General

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Auditor General	—	—	160	103	3,703	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,536

Total	—	—	160	103	3,703	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,536

VOTE 3 Conflict of Interest Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Conflict of Interest Commissioner	—	—	—	8	92	—	—	—	—	—	—	20	20	—	—	—	—	—	—	440

Total	—	—	—	8	92	—	—	—	—	—	—	20	20	—	—	—	—	—	—	440

VOTE 4 Elections BC

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Elections BC	23	—	596	2,378	16,399	130	—	—	130	—	—	7	7	—	—	—	—	—	—	41,440

Total	23	—	596	2,378	16,399	130	—	—	130	—	—	7	7	—	—	—	—	—	—	41,440

VOTE 5 Information and Privacy Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Information and Privacy Commissioner	—	—	45	—	810	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	3,822

Total	—	—	45	—	810	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	3,822

VOTE 6 Merit Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Merit Commissioner	—	—	25	—	305	—	—	—	—	—	—	5	5	—	—	—	—	—	—	955

Total	—	—	25	—	305	—	—	—	—	—	—	5	5	—	—	—	—	—	—	955

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsman

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Ombudsman	4,671	3,281	45	871	253	4,450	—	60	399	175	80	205	54	22	25

Total	4,671	3,281	45	871	253	4,450	—	60	399	175	80	205	54	22	25

VOTE 8 Police Complaint Commissioner

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	1,853	941	5	258	253	1,457	—	50	119	215	20	73	6	4	5

Total	1,853	941	5	258	253	1,457	—	50	119	215	20	73	6	4	5

VOTE 9 Representative for Children and Youth

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	6,558	3,513	—	978	253	4,744	—	256	597	310	162	337	20	30	12

Total	6,558	3,513	—	978	253	4,744	—	256	597	310	162	337	20	30	12

VOTE 7 Ombudsman

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Ombudsman	—	—	90	—	1,110	—	—	—	—	—	—	—	—	—	(637)	(637)	—	(150)	(150)	4,773

Total	—	—	90	—	1,110	—	—	—	—	—	—	—	—	—	(637)	(637)	—	(150)	(150)	4,773

VOTE 8 Police Complaint Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Police Complaint Commissioner	—	—	25	—	517	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,974

Total	—	—	25	—	517	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,974

VOTE 9 Representative for Children and Youth

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	2009/10 Operating Expenses
Representative for Children and Youth	34	—	49	357	2,164	116	—	—	116	—	—	3	3	—	—	—	—	—	—	7,027

Total	34	—	49	357	2,164	116	—	—	116	—	—	3	3	—	—	—	—	—	—	7,027

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,499	1,987	1	484	—	2,472	—	109	302	30	27	270	—	—	—
Deputy Ministers’ Policy Secretariat	2,679	1,026	—	246	—	1,272	—	36	539	40	27	66	—	—	5
Executive and Support Services	7,762	3,580	10	925	127	4,642	—	364	884	111	81	362	—	—	—
Premier’s Office	3,748	2,109	5	549	127	2,790	—	210	233	10	50	119	—	—	—
Executive Operations	4,014	1,471	5	376	—	1,852	—	154	651	101	31	243	—	—	—

Total	13,940	6,593	11	1,655	127	8,386	—	509	1,725	181	135	698	—	—	5

VOTE 10 Office of the Premier

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Intergovernmental Relations Secretariat	4	—	6	—	748	422	—	—	422	—	—	140	140	—	(316)	(316)	—	(700)	(700)	2,766
Deputy Ministers’ Policy Secretariat	—	—	28	—	741	—	—	—	—	—	—	32	32	—	(1)	(1)	—	—	—	2,044
Executive and Support Services	13	—	19	—	1,834	1	—	—	1	—	—	249	249	—	(1)	(1)	—	—	—	6,725
Premier’s Office	1	—	7	—	630	—	—	—	—	—	—	132	132	—	—	—	—	—	—	3,552
Executive Operations	12	—	12	—	1,204	1	—	—	1	—	—	117	117	—	(1)	(1)	—	—	—	3,173

Total	17	—	53	—	3,323	423	—	—	423	—	—	421	421	—	(318)	(318)	—	(700)	(700)	11,535

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Negotiations	41,608	8,126	—	1,956	—	10,082	—	973	2,643	785	—	295	—	—	—
Aboriginal Relations	8,091	2,572	—	619	—	3,191	26	193	—	30	—	136	—	—	—
Executive and Support Services	7,912	2,392	—	602	52	3,046	40	117	2,379	30	549	385	—	—	8
Minister’s Office	594	313	—	93	52	458	—	85	—	—	8	13	—	—	—
Corporate Services	7,318	2,079	—	509	—	2,588	40	32	2,379	30	541	372	—	—	8

Total	57,611	13,090	—	3,177	52	16,319	66	1,283	5,022	845	549	816	—	—	8

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	4,200	—	—	—	—	—	19	—	—	25	—	4	—	—	—

Total	4,200	—	—	—	—	—	19	—	—	25	—	4	—	—	—

VOTE 11 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Negotiations	—	—	—	—	4,696	—	400	38,553	38,953	—	—	713	713	—	(2)	(2)	—	(458)	(458)	53,984
Aboriginal Relations	—	—	—	—	385	—	—	707	707	—	—	—	—	—	(1)	(1)	—	(1)	(1)	4,281
Executive and Support Services	—	—	150	—	3,658	—	—	—	—	—	—	183	183	—	(1)	(1)	—	(1)	(1)	6,885
Minister’s Office	—	—	—	—	106	—	—	—	—	—	—	30	30	—	—	—	—	—	—	594
Corporate Services	—	—	150	—	3,552	—	—	—	—	—	—	153	153	—	(1)	(1)	—	(1)	(1)	6,291

Total	—	—	150	—	8,739	—	400	39,260	39,660	—	—	896	896	—	(4)	(4)	—	(460)	(460)	65,150

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
First Citizens Fund	—	—	—	—	48	1,000	—	3,052	4,052	—	—	—	—	—	—	—	—	—	—	4,100

Total	—	—	—	—	48	1,000	—	3,052	4,052	—	—	—	—	—	—	—	—	—	—	4,100

MINISTRY OF ADVANCED EDUCATION AND LABOUR MARKET DEVELOPMENT

($000)

VOTE 12 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,793,691	—	—	—	—	—	—	—	—	—	—	—	—	—	—
StudentAid BC	116,009	4,656	—	1,124	—	5,780	—	33	—	95	12	644	—	—	—
Labour Market and Immigration	119,503	8,312	14	2,007	—	10,333	—	260	491	819	662	567	—	—	—
Public Sector Employers’ Council Secretariat	16,490	1,372	6	332	—	1,710	—	43	330	95	18	41	—	—	—
Public Sector Employers’ Council Secretariat	2,217	1,372	6	332	—	1,710	—	43	330	95	18	41	—	—	—
Employer Association	14,273	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	17,672	8,939	—	2,175	51	11,165	90	364	1,702	688	1,366	251	—	19	—
Minister’s Office	536	270	—	82	51	403	—	59	—	—	10	9	—	—	—
Corporate Services	17,136	8,669	—	2,093	—	10,762	90	305	1,702	688	1,356	242	—	19	—

Total	2,063,365	23,279	20	5,638	51	28,988	90	700	2,523	1,697	2,058	1,503	—	19	—

VOTE 12 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2009/10 Operating Expenses
Educational Institutions and Organizations	—	—	—	—	—	50,463	1,820,673	32,613	1,903,749	—	—	—	—	—	(17,000)	(17,000)	—	(1)	(1)	1,886,748
StudentAid BC	—	—	—	—	784	76,897	5,910	1,402	84,209	—	—	8,501	8,501	—	—	—	(1)	(1)	(2)	99,272
Labour Market and Immigration	9	—	463	716	3,987	94,594	—	52,381	146,975	—	—	—	—	—	(1)	(1)	(1)	(49,389)	(49,390)	111,904
Public Sector Employers’ Council Secretariat	—	—	7	—	534	14,684	—	—	14,684	—	—	10	10	—	—	—	—	(70)	(70)	16,868
Public Sector Employers’ Council Secretariat	—	—	7	—	534	—	—	—	—	—	—	10	10	—	—	—	—	(70)	(70)	2,184
Employer Association	—	—	—	—	—	14,684	—	—	14,684	—	—	—	—	—	—	—	—	—	—	14,684
Executive and Support Services	—	—	654	—	5,134	—	—	—	—	—	—	139	139	—	(1)	(1)	(103)	(413)	(516)	15,921
Minister’s Office	—	—	—	—	78	—	—	—	—	—	—	38	38	—	—	—	—	—	—	519
Corporate Services	—	—	654	—	5,056	—	—	—	—	—	—	101	101	—	(1)	(1)	(103)	(413)	(516)	15,402

Total	9	—	1,124	716	10,439	236,638	1,826,583	86,396	2,149,617	—	—	8,650	8,650	—	(17,002)	(17,002)	(105)	(49,874)	(49,979)	2,130,713

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 13 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Development	12,604	7,513	87	1,815	—	9,415	—	331	—	436	46	233	—	15	437
Food Safety, Plant, Animal and Fish Health	6,685	4,562	21	1,102	—	5,685	—	158	—	44	31	52	—	—	424
Sustainable Agriculture Management	5,919	2,951	66	713	—	3,730	—	173	—	392	15	181	—	15	13
Strategic Industry Development	47,915	13,083	85	3,190	—	16,358	—	350	—	1,556	272	62	—	—	41
Sustainable Aquaculture Management	3,126	2,203	2	531	—	2,736	—	99	—	5	12	32	—	—	11
Business Risk Management	38,311	5,148	21	1,275	—	6,444	—	251	—	1,227	26	25	—	—	27
Strategic Policy, Investment and Innovation	6,478	5,732	62	1,384	—	7,178	—	—	—	324	234	5	—	—	3
Crown Land Administration	32,375	3,834	27	926	—	4,787	—	123	300	4,807	54	68	—	—	11
Crown Land Policy	2,807	2,586	27	624	—	3,237	—	27	—	98	12	46	—	—	—
Crown Land Sales and Tenure Management	660	454	—	110	—	564	—	8	—	13	6	7	—	—	—
Land Restoration Programs	28,908	794	—	192	—	986	—	88	300	4,696	36	15	—	—	11
BC Farm Industry Review Board	1,122	468	—	113	—	581	282	30	—	90	4	30	—	—	—
Executive and Support Services	19,531	1,496	3	386	51	1,936	—	116	9,440	237	441	221	—	—	5
Minister’s Office	559	234	—	74	51	359	—	77	—	—	27	14	—	—	5
Corporate Services	18,972	1,262	3	312	—	1,577	—	39	9,440	237	414	207	—	—	—

Total	113,547	26,394	202	6,430	51	33,077	282	950	9,740	7,126	817	614	—	15	494

VOTE 14 Agricultural Land Commission

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	2,435	1,290	—	312	—	1,602	261	41	165	71	27	15	—	9	1

Total	2,435	1,290	—	312	—	1,602	261	41	165	71	27	15	—	9	1

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land	84,720	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	18,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	103,220	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Development	183	—	627	—	2,308	—	—	5,500	5,500	—	—	337	337	—	(299)	(299)	—	(6,253)	(6,253)	11,008
Food Safety, Plant, Animal and Fish Health	25	—	—	—	734	—	—	—	—	—	—	298	298	—	(297)	(297)	—	(125)	(125)	6,295
Sustainable Agriculture Management	158	—	627	—	1,574	—	—	5,500	5,500	—	—	39	39	—	(2)	(2)	—	(6,128)	(6,128)	4,713
Strategic Industry Development	126	—	286	—	2,693	21,601	—	4,000	25,601	7,000	—	7,922	14,922	—	(3)	(3)	—	(20,804)	(20,804)	38,767
Sustainable Aquaculture Management	103	—	49	—	311	20	—	—	20	—	—	11	11	—	(1)	(1)	—	(1)	(1)	3,076
Business Risk Management	23	—	35	—	1,614	21,486	—	—	21,486	7,000	—	7,568	14,568	—	(1)	(1)	—	(12,503)	(12,503)	31,608
Strategic Policy, Investment	—	—	202	—	768	95	—	4,000	4,095	—	—	343	343	—	(1)	(1)	—	(8,300)	(8,300)	4,083
and Innovation
Crown Land Administration	18	—	8	—	5,389	—	—	1,800	1,800	—	—	48	48	—	(298)	(298)	—	(2)	(2)	11,724
Crown Land Policy	—	—	3	—	186	—	—	—	—	—	—	24	24	—	(298)	(298)	—	—	—	3,149
Crown Land Sales and Tenure Management	—	—	—	—	34	—	—	—	—	—	—	14	14	—	—	—	—	(1)	(1)	611
Land Restoration Programs	18	—	5	—	5,169	—	—	1,800	1,800	—	—	10	10	—	—	—	—	(1)	(1)	7,964
BC Farm Industry Review Board	—	—	3	—	439	—	—	—	—	—	—	6	6	—	(2)	(2)	—	(3)	(3)	1,021
Executive and Support Services	13	—	1,184	68	11,725	—	—	—	—	—	—	6,492	6,492	—	(38)	(38)	—	(1)	(1)	20,114
Minister’s Office	13	—	—	—	136	—	—	—	—	—	—	36	36	—	—	—	—	—	—	531
Corporate Services	—	—	1,184	68	11,589	—	—	—	—	—	—	6,456	6,456	—	(38)	(38)	—	(1)	(1)	19,583

Total	340	—	2,108	68	22,554	21,601	—	11,300	32,901	7,000	—	14,805	21,805	—	(640)	(640)	—	(27,063)	(27,063)	82,634

VOTE 14 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	18	—	4	—	612	—	—	—	—	—	—	65	65	—	(1)	(1)	—	(2)	(2)	2,276

Total	18	—	4	—	612	—	—	—	—	—	—	65	65	—	(1)	(1)	—	(2)	(2)	2,276

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Land	—	—	—	—	—	126,070	—	—	126,070	—	—	20	20	—	—	—	—	—	—	126,090
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	18,501	18,501	—	—	—	—	(1)	(1)	18,500

Total	—	—	—	—	—	126,070	—	—	126,070	—	—	18,521	18,521	—	—	—	—	(1)	(1)	144,590

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Transformation	8,771	4,067	9	998	—	5,074	—	143	1,369	757	181	123	—	—	—
Justice Reform	4,392	2,660	7	655	—	3,322	—	118	664	682	76	50	—	—	—
Community Court	4,379	1,407	2	343	—	1,752	—	25	705	75	105	73	—	—	—
Justice Services	101,317	11,802	79	2,850	—	14,731	—	256	2,362	842	198	398	—	—	1
Prosecution Services	108,049	81,160	548	19,590	—	101,298	1,802	1,214	8,073	4,428	176	1,927	—	—	404
Court Services	145,706	69,383	843	16,991	—	87,217	1,473	1,130	41,089	3,005	1,958	2,316	—	—	922
Legal Services	18,153	36,799	235	8,937	—	45,971	18	805	5,468	28,242	481	1,775	—	127	—
Executive and Support Services	45,559	11,522	123	2,796	51	14,492	790	336	18,849	472	1,243	659	—	17	2
Minister’s Office	763	350	—	101	51	502	—	69	58	—	14	25	—	—	1
Corporate Services	28,921	8,468	119	2,042	—	10,629	—	148	18,117	159	1,184	525	—	12	1
Agencies, Boards and Commissions	15,875	2,704	4	653	—	3,361	790	119	674	313	45	109	—	5	—

Total	427,555	214,733	1,837	52,162	51	268,783	4,083	3,884	77,210	37,746	4,237	7,198	—	144	1,329

VOTE 16 Judiciary

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	68,135	49,232	95	11,890	—	61,217	1,435	1,424	788	247	1,207	1,446	—	3	90
Superior Courts	15,001	9,987	65	2,412	—	12,464	—	136	204	150	1,000	541	—	—	16
Provincial Courts	53,134	39,245	30	9,478	—	48,753	1,435	1,288	584	97	207	905	—	3	74

Total	68,135	49,232	95	11,890	—	61,217	1,435	1,424	788	247	1,207	1,446	—	3	90

VOTE 17 Crown Proceeding Act

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 18 British Columbia Utilities Commission

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,421	131	627	—	3,179	358	81	472	1,498	21	323	—	25	—

Total	1	2,421	131	627	—	3,179	358	81	472	1,498	21	323	—	25	—

VOTE 15 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Transformation	—	—	1,269	25	3,867	853	—	—	853	—	—	—	—	—	(432)	(432)	—	—	—	9,362
Justice Reform	—	—	60	25	1,675	533	—	—	533	—	—	—	—	—	(432)	(432)	—	—	—	5,098
Community Court	—	—	1,209	—	2,192	320	—	—	320	—	—	—	—	—	—	—	—	—	—	4,264
Justice Services	60	—	433	—	4,550	807	—	87,646	88,453	—	—	35	35	—	(1,200)	(1,200)	(10)	(1,942)	(1,952)	104,617
Prosecution Services	88	—	948	—	19,060	—	—	—	—	—	—	957	957	—	(1,720)	(1,720)	—	—	—	119,595
Court Services	1,151	—	5,228	396	58,668	—	—	—	—	—	—	669	669	—	—	—	—	(2,852)	(2,852)	143,702
Legal Services	—	—	93	—	37,009	—	—	—	—	—	—	372	372	—	(65,891)	(65,891)	(290)	(10)	(300)	17,161
Executive and Support Services	—	—	527	4	22,899	—	—	1,850	1,850	10,945	—	36	10,981	—	(205)	(205)	—	(355)	(355)	49,662
Minister’s Office	—	—	5	—	172	—	—	—	—	—	—	29	29	—	—	—	—	—	—	703
Corporate Services	—	—	471	4	20,621	—	—	1,850	1,850	—	—	7	7	—	(205)	(205)	—	(48)	(48)	32,854
Agencies, Boards and Commissions	—	—	51	—	2,106	—	—	—	—	10,945	—	—	10,945	—	—	—	—	(307)	(307)	16,105

Total	1,299	—	8,498	425	146,053	1,660	—	89,496	91,156	10,945	—	2,069	13,014	—	(69,448)	(69,448)	(300)	(5,159)	(5,459)	444,099

VOTE 16 Judiciary

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	949	—	7,659	—	—	177	177	—	—	28	28	—	—	—	—	—	—	69,081
Superior Courts	4	—	700	—	2,751	—	—	—	—	—	—	19	19	—	—	—	—	—	—	15,234
Provincial Courts	66	—	249	—	4,908	—	—	177	177	—	—	9	9	—	—	—	—	—	—	53,847

Total	70	—	949	—	7,659	—	—	177	177	—	—	28	28	—	—	—	—	—	—	69,081

VOTE 17 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

VOTE 18 British Columbia Utilities Commission

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Utilities Commission	—	—	1	—	2,779	175	—	—	175	—	—	1	1	—	—	—	—	(6,133)	(6,133)	1

Total	—	—	1	—	2,779	175	—	—	175	—	—	1	1	—	—	—	—	(6,133)	(6,133)	1

MINISTRY OF ATTORNEY GENERAL

($000)

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee of British Columbia	20,999	14,256	154	3,443	—	17,853	—	128	1,517	1,828	1,215	465	—	14	18

Total	20,999	14,256	154	3,443	—	17,853	—	128	1,517	1,828	1,215	465	—	14	18

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee of British Columbia	—	—	697	—	5,882	—	—	—	—	—	—	343	343	—	—	—	—	(3,155)	(3,155)	20,923

Total	—	—	697	—	5,882	—	—	—	—	—	—	343	343	—	—	—	—	(3,155)	(3,155)	20,923

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 19 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Child and Family Development	792,499	193,582	2,708	47,005	—	243,295	—	5,876	56,296	2,217	3,661	5,242	—	24	134
ECD, Child Care and Supports to Children with Special Needs	505,012	17,707	243	4,251	—	22,201	22	311	5,642	135	1,565	1,431	—	—	—
Provincial Services	63,213	32,642	1,533	7,924	—	42,099	—	476	10,761	79	396	809	—	2	1,896
Executive and Support Services	21,418	6,849	232	1,668	51	8,800	—	362	5,598	631	587	1,046	—	—	—
Minister’s Office	915	241	—	74	51	366	—	103	19	—	21	20	—	—	—
Corporate Services	20,503	6,608	232	1,594	—	8,434	—	259	5,579	631	566	1,026	—	—	—

Total	1,382,142	250,780	4,716	60,848	51	316,395	22	7,025	78,297	3,062	6,209	8,528	—	26	2,030

VOTE 19 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Child and Family Development	1,469	—	5,174	350	80,443	400	48,363	488,266	537,029	—	—	2,434	2,434	—	(1,180)	(1,180)	—	(68,391)	(68,391)	793,630
ECD, Child Care and Supports to Children with Special Needs	331	—	1,294	—	10,731	1,466	152,128	333,429	487,023	—	—	310	310	—	—	—	—	(1)	(1)	520,264
Provincial Services	251	—	648	—	15,318	100	140	9,714	9,954	—	—	103	103	—	(885)	(885)	—	(3,702)	(3,702)	62,887
Executive and Support Services	3	—	933	—	9,160	—	—	—	—	—	—	60	60	—	—	—	—	(662)	(662)	17,358
Minister’s Office	3	—	—	—	166	—	—	—	—	—	—	32	32	—	—	—	—	—	—	564
Corporate Services	—	—	933	—	8,994	—	—	—	—	—	—	28	28	—	—	—	—	(662)	(662)	16,794

Total	2,054	—	8,049	350	115,652	1,966	200,631	831,409	1,034,006	—	—	2,907	2,907	—	(2,065)	(2,065)	—	(72,756)	(72,756)	1,394,139

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 20 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	35,880	20,086	267	4,925	—	25,278	31	349	8,809	2,424	4,092	1,389	—	20	759
Services BC Operations	28,184	13,389	204	3,279	—	16,872	—	274	5,559	99	343	679	—	—	41
Enquiry BC Online	5,830	517	2	124	—	643	—	10	967	437	2,920	115	—	—	—
BC Registries Services	1	2,608	32	660	—	3,300	—	33	1,751	29	802	400	—	20	23
BC Stats	1,190	3,248	29	784	—	4,061	—	24	485	1,784	25	175	—	—	695
Multiculturalism	675	324	—	78	—	402	31	8	47	75	2	20	—	—	—
Workforce Planning and Leadership	—	8,605	23	2,085	—	10,713	—	132	882	596	624	934	—	7	—
Office of the Chief Information Officer	28,120	8,040	—	1,940	—	9,980	—	187	1,551	1,920	2,787	506	—	—	1
Shared Services BC	4	92,221	1,832	22,265	—	116,318	—	1,184	18,796	11,438	166,560	4,760	—	76	21,030
Accommodation and Real Estate Services	1	21,517	129	5,362	—	27,008	—	580	5,699	1,620	4,164	1,285	—	73	18,770
Workplace Technology Services	1	32,562	1,069	7,862	—	41,493	—	267	4,363	3,504	154,447	1,619	—	—	—
Common Business Services	1	27,398	611	6,577	—	34,586	—	192	8,059	616	5,833	1,744	—	3	2,250
Alternative Service Delivery Secretariat	1	2,921	5	721	—	3,647	—	101	675	2,086	39	112	—	—	10
Information and Privacy Operations	—	7,823	18	1,743	—	9,584	—	44	—	3,612	2,077	—	—	—	—
Public Service Agency	57,301	25,434	—	6,206	—	31,640	—	313	5,047	2,204	78	868	—	1	—
Business Performance	2,041	1,125	—	272	—	1,397	—	8	202	440	11	27	—	—	—
Client Services	17,766	8,824	—	2,131	—	10,955	—	140	2,512	—	20	252	—	—	—
Talent Management	28,348	12,489	—	3,063	—	15,552	—	98	1,710	1,764	30	531	—	—	—
Employee Relations	3,592	2,265	—	547	—	2,812	—	62	487	—	13	39	—	1	—
Corporate Services	5,554	731	—	193	—	924	—	5	136	—	4	19	—	—	—
Public Affairs Bureau	36,583	14,249	99	3,480	—	17,828	—	295	2,386	883	555	1,108	4,077	11	48
Executive and Support Services	13,978	2,074	19	536	51	2,680	—	61	3,936	123	107	177	—	8	—
Minister’s Office	560	240	1	86	51	378	—	38	8	—	16	11	—	—	—
Corporate Services	13,418	1,834	18	450	—	2,302	—	23	3,928	123	91	166	—	8	—

Total	171,866	170,709	2,240	41,437	51	214,437	31	2,521	41,407	19,588	174,803	9,742	4,077	123	21,838

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,514	—	19,387	—	—	492	492	—	—	655	655	—	(8,463)	(8,463)	(226)	(12,115)	(12,341)	25,008
Services BC Operations	—	—	477	—	7,472	—	—	—	—	—	—	340	340	—	(1,353)	(1,353)	(200)	(715)	(915)	22,416
Enquiry BC Online	—	—	5	—	4,454	—	—	—	—	—	—	—	—	—	(1,350)	(1,350)	—	(3,015)	(3,015)	732
BC Registries Services	—	—	1,012	—	4,070	—	—	—	—	—	—	298	298	—	(282)	(282)	—	(7,385)	(7,385)	1
BC Stats	—	—	20	—	3,208	—	—	—	—	—	—	3	3	—	(5,478)	(5,478)	(26)	(576)	(602)	1,192
Multiculturalism	—	—	—	—	183	—	—	492	492	—	—	14	14	—	—	—	—	(424)	(424)	667
Workforce Planning and Leadership	—	—	656	—	3,831	—	—	—	—	—	—	589	589	—	(4,139)	(4,139)	(12)	(6)	(18)	10,976
Office of the Chief Information Officer	3	—	149	—	7,104	1,500	—	—	1,500	—	—	54	54	—	(2,302)	(2,302)	(102)	(367)	(469)	15,867
Shared Services BC	1,768	—	91,470	254,782	571,864	—	—	—	—	—	—	102,405	102,405	—	(629,869)	(629,869)	(78,909)	(81,804)	(160,713)	5
Accommodation and Real Estate Services	40	—	32,276	253,787	318,294	—	—	—	—	—	—	28,736	28,736	—	(276,302)	(276,302)	(58,210)	(39,525)	(97,735)	1
Workplace Technology Services	4	—	50,927	—	215,131	—	—	—	—	—	—	162	162	—	(235,428)	(235,428)	(8,942)	(12,415)	(21,357)	1
Common Business Services	1,724	—	8,261	995	29,677	—	—	—	—	—	—	72,791	72,791	—	(96,323)	(96,323)	(10,866)	(29,864)	(40,730)	1
Alternative Service Delivery Secretariat	—	—	1	—	3,024	—	—	—	—	—	—	391	391	—	(6,902)	(6,902)	(159)	—	(159)	1
Information and Privacy Operations	—	—	5	—	5,738	—	—	—	—	—	—	325	325	—	(14,914)	(14,914)	(732)	—	(732)	1
Public Service Agency	—	—	1,445	—	9,956	—	—	—	—	—	—	40,401	40,401	—	(6,523)	(6,523)	(605)	(163)	(768)	74,706
Business Performance	—	—	689	—	1,377	—	—	—	—	—	—	—	—	—	(110)	(110)	(1)	(1)	(2)	2,662
Client Services	—	—	17	—	2,941	—	—	—	—	—	—	—	—	—	(45)	(45)	(588)	(155)	(743)	13,108
Talent Management	—	—	1	—	4,134	—	—	—	—	—	—	39,539	39,539	—	(6,171)	(6,171)	(10)	(5)	(15)	53,039
Employee Relations	—	—	4	—	606	—	—	—	—	—	—	—	—	—	(21)	(21)	(5)	(1)	(6)	3,391
Corporate Services	—	—	734	—	898	—	—	—	—	—	—	862	862	—	(176)	(176)	(1)	(1)	(2)	2,506
Public Affairs Bureau	—	—	254	—	9,617	—	—	—	—	—	—	949	949	—	(178)	(178)	(42)	(61)	(103)	28,113
Executive and Support Services	—	—	15	—	4,427	—	—	—	—	—	—	3,567	3,567	—	(1,000)	(1,000)	—	(213)	(213)	9,461
Minister’s Office	—	—	2	—	75	—	—	—	—	—	—	45	45	—	—	—	—	—	—	498
Corporate Services	—	—	13	—	4,352	—	—	—	—	—	—	3,522	3,522	—	(1,000)	(1,000)	—	(213)	(213)	8,963

Total	1,771	—	95,503	254,782	626,186	1,500	—	492	1,992	—	—	148,620	148,620	—	(652,474)	(652,474)	(79,896)	(94,729)	(174,625)	164,136

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 21 Benefits

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	5,034	—	440,731	—	445,765	—	104	1,455	1,575	50	229	—	10	—
Pension Contributions and Retirement Benefits	256,114	—	—	277,087	—	277,087	—	—	—	—	—	—	—	—	—
Employee Health Benefits	127,155	—	—	155,450	—	155,450	—	—	—	388	—	—	—	—	—
Other Benefits	22,104	878	—	7,192	—	8,070	—	—	876	478	15	30	—	—	—
Benefits Administration	6,325	4,156	—	1,002	—	5,158	—	104	579	709	35	199	—	10	—
Recoveries	(411,697)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	5,034	—	440,731	—	445,765	—	104	1,455	1,575	50	229	—	10	—

VOTE 21 Benefits

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits	—	—	—	—	3,423	—	—	—	—	—	—	13,090	13,090	—	(437,523)	(437,523)	(80)	(24,674)	(24,754)	1
Pension Contributions and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(150)	(150)	276,937
Employee Health Benefits	—	—	—	—	388	—	—	—	—	—	—	—	—	—	—	—	—	(24,445)	(24,445)	131,393
Other Benefits	—	—	—	—	1,399	—	—	—	—	—	—	12,690	12,690	—	—	—	—	—	—	22,159
Benefits Administration	—	—	—	—	1,636	—	—	—	—	—	—	400	400	—	(249)	(249)	(80)	(79)	(159)	6,786
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(437,274)	(437,274)	—	—	—	(437,274)

Total	—	—	—	—	3,423	—	—	—	—	—	—	13,090	13,090	—	(437,523)	(437,523)	(80)	(24,674)	(24,754)	1

MINISTRY OF COMMUNITY AND RURAL DEVELOPMENT

($000)

VOTE 22 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	216,120	6,791	35	1,643	—	8,469	—	125	1,841	311	156	95	—	2	3,581
Local Government Services and Transfers	210,759	5,829	25	1,407	—	7,261	—	124	1,520	259	146	79	—	2	—
University Endowment Lands	5,361	962	10	236	—	1,208	—	1	321	52	10	16	—	—	3,581
RuralBC Secretariat	4,154	1,951	8	471	—	2,430	—	71	144	245	22	34	—	—	—
Mountain Pine Beetle Epidemic Response Division	173	310	—	75	—	385	—	61	75	—	—	—	—	—	—
Property Assessment	660	1,433	1	345	—	1,779	912	33	149	68	263	147	—	—	148
Assessment Services	1	991	1	240	—	1,232	912	25	149	48	254	139	—	—	148
Assessment Policy and Support	659	442	—	105	—	547	—	8	—	20	9	8	—	—	—
Executive and Support Services	9,339	4,181	59	1,006	51	5,297	—	124	2,689	50	248	213	—	—	1
Minister’s Office	576	260	—	91	51	402	—	114	—	—	29	9	—	—	—
Corporate Services	8,763	3,921	59	915	—	4,895	—	10	2,689	50	219	204	—	—	1

Total	230,446	14,666	103	3,540	51	18,360	912	414	4,898	674	689	489	—	2	3,730

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	6,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	6,942	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 22 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	284	—	151	—	6,546	89,501	860	74,967	165,328	—	—	—	—	(6,442)	(1)	(6,443)	—	(40,000)	(40,000)	133,900
Local Government Services and Transfers	—	—	151	—	2,281	89,501	860	68,487	158,848	—	—	—	—	—	(1)	(1)	—	(40,000)	(40,000)	128,389
University Endowment Lands	284	—	—	—	4,265	—	—	6,480	6,480	—	—	—	—	(6,442)	—	(6,442)	—	—	—	5,511
RuralBC Secretariat	—	—	5	—	521	30,000	—	—	30,000	—	—	—	—	—	—	—	—	—	—	32,951
Mountain Pine Beetle Epidemic Response Division	—	—	—	—	136	—	—	—	—	—	—	—	—	—	—	—	—	—	—	521
Property Assessment	—	—	6	—	1,726	—	—	—	—	—	—	—	—	—	—	—	(2,810)	(102)	(2,912)	593
Assessment Services	—	—	6	—	1,681	—	—	—	—	—	—	—	—	—	—	—	(2,810)	(102)	(2,912)	1
Assessment Policy and Support	—	—	—	—	45	—	—	—	—	—	—	—	—	—	—	—	—	—	—	592
Executive and Support Services	3	—	138	30	3,496	—	—	—	—	—	—	19	19	—	(1)	(1)	(1)	—	(1)	8,810
Minister’s Office	3	—	—	—	155	—	—	—	—	—	—	19	19	—	—	—	—	—	—	576
Corporate Services	—	—	138	30	3,341	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)	8,234

Total	287	—	300	30	12,425	119,501	860	74,967	195,328	—	—	19	19	(6,442)	(2)	(6,444)	(2,811)	(40,102)	(42,913)	176,775

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

Total	—	—	—	—	—	500	—	—	500	6,442	—	—	6,442	—	—	—	—	—	—	6,942

MINISTRY OF EDUCATION

($000)

VOTE 23 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Education Programs	5,021,215	—	—	—	—	—	—	—	19,300	—	—	—	—	—	—
Public Libraries	15,675	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	78,605	21,914	—	5,284	51	27,249	13	1,089	9,637	9,487	6,697	2,127	—	802	23
Minister’s Office	537	253	—	76	51	380	—	66	—	—	16	6	—	—	2
Corporate Services	19,642	4,854	—	1,156	—	6,010	—	22	9,203	139	1,329	544	—	9	21
K-12 Education Services	58,426	16,807	—	4,052	—	20,859	13	1,001	434	9,348	5,352	1,577	—	793	—

Total	5,115,495	21,914	—	5,284	51	27,249	13	1,089	28,937	9,487	6,697	2,127	—	802	23

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 23 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Education Programs	—	—	—	—	19,300	229,278	4,715,367	20,638	4,965,283	—	—	—	—	—	—	—	(2,904)	(15,264)	(18,168)	4,966,415
Public Libraries	—	—	—	—	—	13,130	—	—	13,130	—	—	—	—	—	—	—	—	—	—	13,130
Executive and Support Services	—	—	5,835	395	36,105	—	—	—	—	—	—	400	400	—	(1)	(1)	—	(740)	(740)	63,013
Minister’s Office	—	—	6	—	96	—	—	—	—	—	—	—	—	—	—	—	—	—	—	476
Corporate Services	—	—	167	395	11,829	—	—	—	—	—	—	275	275	—	(1)	(1)	—	(6)	(6)	18,107
K-12 Education Services	—	—	5,662	—	24,180	—	—	—	—	—	—	125	125	—	—	—	—	(734)	(734)	44,430

Total	—	—	5,835	395	55,405	242,408	4,715,367	20,638	4,978,413	—	—	400	400	—	(1)	(1)	(2,904)	(16,004)	(18,908)	5,042,558

Special Account(s)

Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 24 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	12,450	4,864	61	1,175	—	6,100	—	380	509	800	171	270	—	—	63
Titles	5,340	2,730	—	660	—	3,390	—	45	186	30	316	50	—	2	4
Mining and Minerals	14,037	7,654	—	1,851	—	9,505	—	691	636	785	136	195	—	—	64
Electricity and Alternative Energy	26,486	2,737	—	661	—	3,398	—	105	141	193	51	128	—	—	—
Marketing, Aboriginal and Community Relations	5,641	3,181	14	781	—	3,976	23	311	110	94	76	244	—	1	—
Executive and Support Services	6,239	1,529	—	398	86	2,013	—	144	3,592	131	38	632	—	—	—
Ministers’ Office	964	516	—	155	86	757	—	75	—	—	18	26	—	—	—
Corporate Services	5,275	1,013	—	243	—	1,256	—	69	3,592	131	20	606	—	—	—

Total	70,193	22,695	75	5,526	86	28,382	23	1,676	5,174	2,033	788	1,519	—	3	131

VOTE 25 Contracts and Funding Arrangements

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contracts and Funding Arrangements	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 24 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Oil and Gas	70	—	2,306	—	4,569	10	—	100	110	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,776
Titles	5	—	451	—	1,089	—	—	—	—	—	—	200	200	—	(1)	(1)	(1)	(1)	(2)	4,676
Mining and Minerals	294	—	241	—	3,042	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	12,544
Electricity and Alternative Energy	—	—	24	—	642	18,719	—	5,580	24,299	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	28,336
Marketing, Aboriginal and Community Relations	—	—	25	—	884	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	4,857
Executive and Support Services	—	—	20	35	4,592	—	—	—	—	—	—	5	5	—	(2)	(2)	(2)	(2)	(4)	6,604
Ministers’ Office	—	—	—	—	119	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	873
Corporate Services	—	—	20	35	4,473	—	—	—	—	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	5,731

Total	369	—	3,067	35	14,818	18,729	—	5,680	24,409	—	—	205	205	—	(7)	(7)	(7)	(7)	(14)	67,793

VOTE 25 Contracts and Funding Arrangements

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Contracts and Funding Arrangements	—	—	—	—	—	1,875	—	—	1,875	—	—	—	—	—	—	—	—	—	—	1,875

Total	—	—	—	—	—	1,875	—	—	1,875	—	—	—	—	—	—	—	—	—	—	1,875

MINISTRY OF ENVIRONMENT

($000)

VOTE 26 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Stewardship	34,714	19,690	116	4,755	—	24,561	—	1,328	137	14,488	603	1,318	—	2	2,200
Parks and Protected Areas	33,913	11,980	85	2,955	—	15,020	—	570	25	346	46	441	—	3	7,225
Water Stewardship	14,925	8,871	36	2,172	—	11,079	—	415	34	2,317	143	300	—	—	134
Water Stewardship	14,925	8,871	36	2,172	—	11,079	—	415	34	2,317	143	300	—	—	134
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Environmental Protection	7,468	17,081	300	4,225	—	21,606	—	821	65	3,374	359	468	—	—	573
Compliance	16,725	9,301	35	2,303	—	11,639	—	567	17	413	159	379	—	—	544
Executive and Support Services	53,931	20,503	64	4,995	51	25,613	—	427	22,518	242	1,747	1,088	—	—	65
Ministers’ Office	551	470	—	130	51	651	—	35	9	—	5	11	—	—	—
Corporate Services	53,380	20,033	64	4,865	—	24,962	—	392	22,509	242	1,742	1,077	—	—	65

Total	161,676	87,426	636	21,405	51	109,518	—	4,128	22,796	21,180	3,057	3,994	—	5	10,741

VOTE 27 Climate Action Secretariat

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Climate Action Secretariat	15,644	2,770	—	669	—	3,439	—	298	382	621	47	1,088	1,000	—	10

Total	15,644	2,770	—	669	—	3,439	—	298	382	621	47	1,088	1,000	—	10

VOTE 28 Environmental Assessment

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	10,450	4,035	63	982	—	5,080	—	416	858	111	39	273	—	2	1

Total	10,450	4,035	63	982	—	5,080	—	416	858	111	39	273	—	2	1

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund	400	—	—	—	—	—	—	—	—	400	—	—	—	—	—
Sustainable Environment Fund	29,305	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	29,705	—	—	—	—	—	—	—	—	400	—	—	—	—	—

VOTE 26 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Stewardship	1,305	—	751	14	22,146	170	—	10	180	—	—	44	44	—	(3,179)	(3,179)	(1)	(12,983)	(12,984)	30,768
Parks and Protected Areas	996	—	7,096	—	16,748	—	—	—	—	—	—	90	90	—	(1)	(1)	(1)	(274)	(275)	31,582
Water Stewardship	240	—	208	—	3,791	—	—	2,741	2,741	—	—	40,083	40,083	—	(200)	(200)	(1)	(41,500)	(41,501)	15,993
Water Stewardship	240	—	208	—	3,791	—	—	2,741	2,741	—	—	82	82	—	(200)	(200)	(1)	(1,500)	(1,501)	15,992
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	40,001	40,001	—	—	—	—	(40,000)	(40,000)	1
Environmental Protection	322	—	1,312	—	7,294	143	—	575	718	—	—	2,061	2,061	(28,000)	(1)	(28,001)	(1)	(567)	(568)	3,110
Compliance	1,039	—	1,044	—	4,162	—	—	—	—	—	—	25	25	—	(1)	(1)	(1)	(60)	(61)	15,764
Executive and Support Services	207	—	1,226	561	28,081	38	—	—	38	—	—	476	476	—	(4,767)	(4,767)	(40)	(97)	(137)	49,304
Ministers’ Office	—	—	1	—	61	—	—	—	—	—	—	61	61	—	—	—	—	—	—	773
Corporate Services	207	—	1,225	561	28,020	38	—	—	38	—	—	415	415	—	(4,767)	(4,767)	(40)	(97)	(137)	48,531

Total	4,109	—	11,637	575	82,222	351	—	3,326	3,677	—	—	42,779	42,779	(28,000)	(8,149)	(36,149)	(45)	(55,481)	(55,526)	146,521

VOTE 27 Climate Action Secretariat

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Climate Action Secretariat	—	—	10	—	3,456	—	—	—	—	—	—	1,545	1,545	(1,305)	(1)	(1,306)	(1)	(1)	(2)	7,132

Total	—	—	10	—	3,456	—	—	—	—	—	—	1,545	1,545	(1,305)	(1)	(1,306)	(1)	(1)	(2)	7,132

VOTE 28 Environmental Assessment

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	—	—	55	—	1,755	1,082	—	—	1,082	—	—	1,482	1,482	—	(1)	(1)	(1)	(1)	(2)	9,396

Total	—	—	55	—	1,755	1,082	—	—	1,082	—	—	1,482	1,482	—	(1)	(1)	(1)	(1)	(2)	9,396

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund	—	—	—	—	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—	400
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	29,305	—	—	29,305	—	—	—	—	—	—	29,305

Total	—	—	—	—	400	—	—	—	—	29,305	—	—	29,305	—	—	—	—	—	—	29,705

MINISTRY OF FINANCE

($000)

VOTE 29 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Agencies Secretariat	1,614	589	—	145	—	734	—	—	57	—	8	30	—	—	—
Treasury Board Staff	6,412	5,178	44	1,243	—	6,465	—	—	393	—	73	65	—	105	—
Office of the Comptroller General	12,182	8,401	147	1,965	—	10,513	5	72	631	63	2,228	203	—	12	—
Treasury	1	5,396	46	1,351	—	6,793	—	40	1,530	50	2,455	692	—	—	—
Revenue Programs	24,255	34,232	413	8,372	—	43,017	—	1,216	3,205	500	100	412	—	10	—
Revenue Solutions	14,990	8,177	41	1,985	—	10,203	—	—	862	59,198	356	149	—	—	—
Strategic and Corporate Policy	3,036	7,993	37	1,918	—	9,948	43	207	1,970	1,026	183	436	—	10	—
Strategic and Corporate Policy	3,035	1,741	10	418	—	2,169	—	—	306	—	5	36	—	—	—
Financial Institutions Commission	1	6,252	27	1,500	—	7,779	43	207	1,664	1,026	178	400	—	10	—
Capital Planning Secretariat	1,000	704	—	170	—	874	—	—	—	—	50	23	—	—	—
Executive and Support Services	43,970	16,976	123	4,126	51	21,276	—	1,755	17,065	1,896	1,983	7,472	—	1	22
Minister’s Office	990	235	3	73	51	362	—	31	34	—	9	9	—	—	—
Corporate Services	42,980	16,741	120	4,053	—	20,914	—	1,724	17,031	1,896	1,974	7,463	—	1	22

Total	107,460	87,646	851	21,275	51	109,823	48	3,290	25,713	62,733	7,436	9,482	—	138	22

VOTE 30 Pacific Carbon Trust

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Pacific Carbon Trust	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management	—	3,231	5	771	—	4,007	—	100	2,171	613	443	162	—	—	—
Provincial Home Acquisition Wind Up	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	25	3,231	5	771	—	4,007	—	100	2,171	613	443	162	—	—	—

VOTE 29 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Agencies Secretariat	—	—	1	—	96	—	—	—	—	—	—	—	—	—	—	—	—	—	—	830
Treasury Board Staff	—	—	42	—	678	—	—	—	—	—	—	10	10	—	(125)	(125)	—	(5)	(5)	7,023
Office of the Comptroller General	—	—	123	—	3,337	—	—	—	—	—	—	704	704	—	(2,129)	(2,129)	(150)	—	(150)	12,275
Treasury	—	—	583	—	5,350	—	—	—	—	—	—	21,782	21,782	—	(9,633)	(9,633)	(963)	(23,328)	(24,291)	1
Revenue Programs	182	—	106	—	5,731	250	—	—	250	—	—	3,051	3,051	—	—	—	—	(40,496)	(40,496)	11,553
Revenue Solutions	—	—	6,322	—	66,887	—	—	8,182	8,182	—	22,737	19,197	41,934	—	(100)	(100)	—	(122,155)	(122,155)	4,951
Strategic and Corporate Policy	23	—	383	—	4,281	—	—	—	—	—	—	19	19	—	(500)	(500)	(1)	(11,700)	(11,701)	2,047
Strategic and Corporate Policy	—	—	31	—	378	—	—	—	—	—	—	—	—	—	(500)	(500)	(1)	—	(1)	2,046
Financial Institutions
Commission	23	—	352	—	3,903	—	—	—	—	—	—	19	19	—	—	—	—	(11,700)	(11,700)	1
Capital Planning Secretariat	—	—	—	—	73	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	947
Executive and Support Services	97	—	7,397	—	37,688	190	—	—	190	—	—	979	979	—	(2,378)	(2,378)	(1)	(12,154)	(12,155)	45,600
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	17	17	—	—	—	—	—	—	462
Corporate Services	97	—	7,397	—	37,605	190	—	—	190	—	—	962	962	—	(2,378)	(2,378)	(1)	(12,154)	(12,155)	45,138

Total	302	—	14,957	—	124,121	440	—	8,182	8,622	—	22,737	45,745	68,482	—	(14,866)	(14,866)	(1,116)	(209,839)	(210,955)	85,227

VOTE 30 Pacific Carbon Trust

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Pacific Carbon Trust	—	—	—	—	—	—	5,000	—	5,000	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,000

Total	—	—	—	—	—	—	5,000	—	5,000	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,000

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Insurance and Risk Management	585	—	391	—	4,465	—	—	—	—	—	—	35,636	35,636	—	(41,757)	(41,757)	(2,200)	(151)	(2,351)	—
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	585	—	391	—	4,465	—	—	—	—	—	—	35,646	35,646	—	(41,757)	(41,757)	(2,200)	(151)	(2,351)	10

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 31 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest and Range Resource Management	394,993	99,101	2,659	24,269	—	126,029	3	2,504	28,950	97,708	1,523	1,518	—	60	5,476
Pricing and Selling Timber	48,029	13,148	96	3,222	—	16,466	1	240	4,717	20,684	76	164	—	10	10
Compliance and Enforcement	28,463	15,672	216	3,807	—	19,695	—	255	4,647	41	474	72	—	1	100
Executive and Support Services	53,164	36,450	185	8,865	51	45,551	1	1,267	12,064	2,682	1,524	1,689	—	13	303
Minister’s Office	721	324	2	95	51	472	—	88	35	25	31	28	—	—	—
Corporate Services	52,443	36,126	183	8,770	—	45,079	1	1,179	12,029	2,657	1,493	1,661	—	13	303

Total	524,649	164,371	3,156	40,163	51	207,741	5	4,266	50,378	121,115	3,597	3,443	—	84	5,889

VOTE 32 Integrated Land Management Bureau

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Land Management Bureau	72,648	35,952	147	8,688	—	44,787	—	971	11,685	5,059	3,275	1,203	—	—	94
Regional Operations	25,755	20,395	87	4,925	—	25,407	—	630	12	228	265	432	—	—	43
First Nations Initiatives	8,080	4,391	38	1,060	—	5,489	—	154	9	100	71	284	—	—	—
GeoBC	19,641	10,560	22	2,550	—	13,132	—	157	—	3,532	2,699	208	—	—	51
Bureau Management	19,172	606	—	153	—	759	—	30	11,664	1,199	240	279	—	—	—

Total	72,648	35,952	147	8,688	—	44,787	—	971	11,685	5,059	3,275	1,203	—	—	94

VOTE 33 Direct Fire

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Direct Fire	56,226	40,000	600	9,660	—	50,260	—	5,000	—	95,000	1,000	2,000	—	150	30,000

Total	56,226	40,000	600	9,660	—	50,260	—	5,000	—	95,000	1,000	2,000	—	150	30,000

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales	218,164	18,132	380	4,352	—	22,864	—	647	212	43,443	695	709	—	59	438
Forest Stand Management Fund	—	535	—	129	—	664	—	10	—	4,454	10	40	—	—	150

Total	218,164	18,667	380	4,481	—	23,528	—	657	212	47,897	705	749	—	59	588

VOTE 31 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest and Range Resource Management	26,729	21,146	14,420	554	200,591	1,899	1,500	45,717	49,116	—	—	—	—	(3,751)	(1,938)	(5,689)	(40)	(21,027)	(21,067)	348,980
Pricing and Selling Timber	787	—	2,264	2	28,955	—	—	—	—	—	—	—	—	(40)	(1)	(41)	—	(3,002)	(3,002)	42,378
Compliance and Enforcement	1,100	—	1,085	324	8,099	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	27,792
Executive and Support Services	1,321	—	2,553	1,828	25,245	—	—	—	—	—	—	—	—	(22,919)	(2,779)	(25,698)	—	(111)	(111)	44,987
Minister’s Office	10	—	—	—	217	—	—	—	—	—	—	—	—	—	—	—	—	—	—	689
Corporate Services	1,311	—	2,553	1,828	25,028	—	—	—	—	—	—	—	—	(22,919)	(2,779)	(25,698)	—	(111)	(111)	44,298

Total	29,937	21,146	20,322	2,708	262,890	1,899	1,500	45,717	49,116	—	—	—	—	(26,710)	(4,719)	(31,429)	(40)	(24,141)	(24,181)	464,137

VOTE 32 Integrated Land Management Bureau

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Land Management Bureau	261	—	4,518	413	27,479	33	—	—	33	—	—	3,859	3,859	—	(3,106)	(3,106)	(15)	(4,359)	(4,374)	68,678
Regional Operations	220	—	194	—	2,024	—	—	—	—	—	—	—	—	—	—	—	—	(34)	(34)	27,397
First Nations Initiatives	31	—	53	—	702	—	—	—	—	—	—	83	83	—	(1)	(1)	—	(1)	(1)	6,272
GeoBC	—	—	3,266	—	9,913	—	—	—	—	—	—	488	488	—	(3,070)	(3,070)	(15)	(4,323)	(4,338)	16,125
Bureau Management	10	—	1,005	413	14,840	33	—	—	33	—	—	3,288	3,288	—	(35)	(35)	—	(1)	(1)	18,884

Total	261	—	4,518	413	27,479	33	—	—	33	—	—	3,859	3,859	—	(3,106)	(3,106)	(15)	(4,359)	(4,374)	68,678

VOTE 33 Direct Fire

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Direct Fire	225,436	—	—	5	358,591	—	—	—	—	—	—	1,250	1,250	—	—	—	—	(1,101)	(1,101)	409,000

Total	225,436	—	—	5	358,591	—	—	—	—	—	—	1,250	1,250	—	—	—	—	(1,101)	(1,101)	409,000

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales	1,107	—	32,723	—	80,033	—	—	1	1	26,710	—	29,329	56,039	—	(1)	(1)	—	(1)	(1)	158,935
Forest Stand Management Fund	138	—	—	—	4,802	—	—	—	—	—	—	—	—	—	—	—	—	(5,466)	(5,466)	—

Total	1,245	—	32,723	—	84,835	—	—	1	1	26,710	—	29,329	56,039	—	(1)	(1)	—	(5,467)	(5,467)	158,935

MINISTRY OF HEALTH SERVICES

($000)

VOTE 34 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services Delivered by Partners	12,882,068	—	—	—	—	—	—	—	—	33,721	1,000	—	—	—	—
Regional Health Sector Funding	8,646,471	—	—	—	—	—	—	—	—	789	1,000	—	—	—	—
Medical Services Plan	3,188,479	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,016,170	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	30,948	—	—	—	—	—	—	—	—	32,932	—	—	—	—	—
Services Delivered by Ministry	304,039	186,046	5,696	53,094	—	244,836	—	1,701	14,246	8,835	9,937	1,807	—	5	7,402
Emergency and Health Services	296,657	181,671	5,646	52,045	—	239,362	—	1,613	13,423	8,727	9,347	1,083	—	—	7,363
Vital Statistics	7,382	4,375	50	1,049	—	5,474	—	88	823	108	590	724	—	5	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	157,097	58,278	166	14,103	51	72,598	1,421	1,610	36,029	13,602	14,468	4,105	—	206	65
Minister’s Office	775	462	—	125	51	638	—	95	—	—	15	17	—	—	—
Stewardship and Corporate Management	156,322	57,816	166	13,978	—	71,960	1,421	1,515	36,029	13,602	14,453	4,088	—	206	65

Total	13,195,954	244,324	5,862	67,197	51	317,434	1,421	3,311	50,275	56,158	25,405	5,912	—	211	7,467

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 34 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services Delivered by Partners	—	—	—	—	34,721	4,286	8,904,621	4,937,901	13,846,808	—	—	—	—	—	—	—	—	(201,438)	(201,438)	13,680,091
Regional Health Sector Funding	—	—	—	—	1,789	4,286	8,904,621	337,105	9,246,012	—	—	—	—	—	—	—	—	(62,688)	(62,688)	9,185,113
Medical Services Plan	—	—	—	—	—	—	—	3,538,402	3,538,402	—	—	—	—	—	—	—	—	(130,000)	(130,000)	3,408,402
PharmaCare	—	—	—	—	—	—	—	1,062,394	1,062,394	—	—	—	—	—	—	—	—	(7,000)	(7,000)	1,055,394
Health Benefits Operations	—	—	—	—	32,932	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	31,182
Services Delivered by Ministry	47,245	—	10,893	2,761	104,832	—	—	4,497	4,497	—	—	249	249	—	(278)	(278)	(34,391)	(1,420)	(35,811)	318,325
Emergency and Health Services	47,235	—	10,593	2,748	102,132	—	—	4,479	4,479	—	—	99	99	—	—	—	(34,391)	(913)	(35,304)	310,768
Vital Statistics	10	—	300	13	2,700	—	—	18	18	—	—	150	150	—	(278)	(278)	—	(507)	(507)	7,557
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	55	—	8,660	585	80,806	32	3,522	—	3,554	—	—	544	544	—	—	—	—	(350)	(350)	157,152
Minister’s Office	10	—	—	—	137	—	—	—	—	—	—	—	—	—	—	—	—	—	—	775
Stewardship and Corporate Management	45	—	8,660	585	80,669	32	3,522	—	3,554	—	—	544	544	—	—	—	—	(350)	(350)	156,377

Total	47,300	—	19,553	3,346	220,359	4,318	8,908,143	4,942,398	13,854,859	—	—	793	793	(147,250)	(278)	(147,528)	(34,391)	(203,208)	(237,599)	14,008,318

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF HEALTHY LIVING AND SPORT

($000)

VOTE 35 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Sport, Recreation and ActNow BC	18,949	2,248	9	538	—	2,795	—	110	—	332	264	345	—	—	2
Population and Public Health	44,860	9,007	62	2,214	—	11,283	—	294	3,200	2,312	252	424	—	—	2
Provincial Health Officer	1,113	271	1	65	—	337	—	13	12	693	6	38	—	—	—
2010 Olympics and Paralympic Winter Games Secretariat	79,597	3,077	24	811	—	3,912	—	418	842	8,080	139	501	—	—	—
Executive and Support Services	6,178	3,128	10	773	86	3,997	—	109	531	1,429	24	145	—	—	—
Ministers’ Office	359	382	—	109	86	577	—	90	—	48	10	20	—	—	—
Corporate Services	5,819	2,746	10	664	—	3,420	—	19	531	1,381	14	125	—	—	—

Total	150,697	17,731	106	4,401	86	22,324	—	944	4,585	12,846	685	1,453	—	—	4

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Physical Fitness and Amateur Sport Fund	2,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 35 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Sport, Recreation and ActNow BC	—	—	29	—	1,082	1,296	—	7,428	8,724	—	—	—	—	—	(1)	(1)	(1)	(434)	(435)	12,165
Population and Public Health	—	—	4	74	6,562	6,512	—	1,185	7,697	—	—	—	—	—	(1)	(1)	(1)	(620)	(621)	24,920
Provincial Health Officer	—	—	—	—	762	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	1,096
2010 Olympics and Paralympic Winter Games Secretariat	—	—	908	—	10,888	—	—	26,000	26,000	—	—	—	—	—	(1)	(1)	(1)	(133)	(134)	40,665
Executive and Support Services	—	—	—	—	2,238	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	6,232
Ministers’ Office	—	—	—	—	168	—	—	—	—	—	—	—	—	—	—	—	—	—	—	745
Corporate Services	—	—	—	—	2,070	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	5,487

Total	—	—	941	74	21,532	7,808	—	34,613	42,421	—	—	—	—	—	(5)	(5)	(5)	(1,189)	(1,194)	85,078

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Physical Fitness and Amateur Sport Fund	—	—	—	—	—	—	—	2,200	2,200	—	—	—	—	—	—	—	—	—	—	2,200

Total	—	—	—	—	—	—	—	2,200	2,200	—	—	—	—	—	—	—	—	—	—	2,200

MINISTRY OF HOUSING AND SOCIAL DEVELOPMENT

($000)

VOTE 36 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,380,153	66,462	920	16,050	—	83,432	—	684	29,408	1,132	3,675	2,457	—	—	6
Temporary Assistance	331,793	21,043	326	5,082	—	26,451	—	209	9,466	212	1,330	813	—	—	2
Disability Assistance	764,467	28,254	378	6,823	—	35,455	—	297	11,116	735	1,515	1,036	—	—	3
Supplementary Assistance	283,893	17,165	216	4,145	—	21,526	—	178	8,826	185	830	608	—	—	1
Employment	97,483	25,052	181	6,050	—	31,283	—	1,166	8,437	345	1,966	1,658	—	—	2
Employment Programs	97,483	11,102	181	2,681	—	13,964	—	203	5,428	150	782	471	—	—	2
Labour Market Development Agreement	—	13,950	—	3,369	—	17,319	—	963	3,009	195	1,184	1,187	—	—	—
Housing	425,872	7,861	26	1,888	—	9,775	126	135	2,184	813	733	597	—	—	—
Housing	415,462	1,694	1	409	—	2,104	88	26	2,184	181	4	380	—	—	—
Building and Safety Policy	2,142	1,427	1	345	—	1,773	38	49	—	96	3	29	—	—	—
Residential Tenancy	8,268	4,740	24	1,134	—	5,898	—	60	—	536	726	188	—	—	—
Community Living British Columbia	617,335	410	—	99	—	509	—	30	—	15	—	8	—	—	—
Ministry Monitoring - Community Living Services	680	410	—	99	—	509	—	30	—	15	—	8	—	—	—
Adult Community Living Services	616,655	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Gaming Policy and Enforcement	21,199	9,115	53	2,202	—	11,370	—	517	2,014	268	257	815	—	13	4
Gaming Policy and Enforcement Operations	21,198	9,115	53	2,202	—	11,370	—	517	2,014	268	257	815	—	13	4
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	1	5,488	27	1,326	—	6,841	—	534	887	310	137	190	—	—	1
Employment and Assistance Appeal Tribunal	2,070	690	23	167	—	880	121	22	97	86	10	107	—	5	—
Executive and Support Services	26,607	12,946	128	3,138	51	16,263	—	143	8,024	72	674	166	—	—	3
Minister’s Office	446	237	—	57	51	345	—	26	—	—	1	18	—	—	—
Corporate Services	26,161	12,709	128	3,081	—	15,918	—	117	8,024	72	673	148	—	—	3

Total	2,570,720	128,024	1,358	30,920	51	160,353	247	3,231	51,051	3,041	7,452	5,998	—	18	16

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 36 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	235	—	6,401	—	43,998	225	1,372,786	50,740	1,423,751	—	—	7,459	7,459	—	(3)	(3)	—	(12,105)	(12,105)	1,546,532
Temporary Assistance	83	—	2,093	—	14,208	—	434,415	—	434,415	—	—	3,910	3,910	—	(1)	(1)	—	(2,065)	(2,065)	476,918
Disability Assistance	99	—	4,122	—	18,923	—	734,224	—	734,224	—	—	961	961	—	(1)	(1)	—	(5,000)	(5,000)	784,562
Supplementary Assistance	53	—	186	—	10,867	225	204,147	50,740	255,112	—	—	2,588	2,588	—	(1)	(1)	—	(5,040)	(5,040)	285,052
Employment	234	—	816	—	14,624	6,622	—	397,983	404,605	—	—	1,253	1,253	—	(1)	(1)	—	(358,460)	(358,460)	93,304
Employment Programs	42	—	204	—	7,282	6,622	—	87,735	94,357	—	—	449	449	—	(1)	(1)	—	(22,748)	(22,748)	93,303
Labour Market Development Agreement	192	—	612	—	7,342	—	—	310,248	310,248	—	—	804	804	—	—	—	—	(335,712)	(335,712)	1
Housing	—	—	150	—	4,738	—	3,000	341,978	344,978	—	—	62	62	—	—	—	—	(1)	(1)	359,552
Housing	—	—	150	—	3,013	—	3,000	341,978	344,978	—	—	62	62	—	—	—	—	(1)	(1)	350,156
Building and Safety Policy	—	—	—	—	215	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,988
Residential Tenancy	—	—	—	—	1,510	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,408
Community Living British Columbia	—	—	—	—	53	—	—	667,640	667,640	—	—	22	22	—	—	—	—	—	—	668,224
Ministry Monitoring - Community Living Services	—	—	—	—	53	—	—	—	—	—	—	22	22	—	—	—	—	—	—	584
Adult Community Living Services	—	—	—	—	—	—	—	667,640	667,640	—	—	—	—	—	—	—	—	—	—	667,640
Gaming Policy and Enforcement	3	—	507	—	4,398	139,064	—	104,205	243,269	—	—	—	—	—	(250)	(250)	—	(239,556)	(239,556)	19,231
Gaming Policy and Enforcement Operations	3	—	507	—	4,398	50	—	3,805	3,855	—	—	—	—	—	(250)	(250)	—	(143)	(143)	19,230
Distribution of Gaming Proceeds	—	—	—	—	—	139,014	—	100,400	239,414	—	—	—	—	—	—	—	—	(239,413)	(239,413)	1
Liquor Control and Licensing	111	—	491	—	2,661	—	—	—	—	—	—	612	612	—	—	—	(347)	(9,766)	(10,113)	1
Employment and Assistance Appeal Tribunal	—	—	11	112	571	—	—	—	—	—	—	277	277	—	(1)	(1)	—	(1)	(1)	1,726
Executive and Support Services	53	—	140	—	9,275	—	—	—	—	—	—	670	670	—	(135)	(135)	—	(40)	(40)	26,033
Minister’s Office	—	—	—	—	45	—	—	—	—	—	—	25	25	—	—	—	—	—	—	415
Corporate Services	53	—	140	—	9,230	—	—	—	—	—	—	645	645	—	(135)	(135)	—	(40)	(40)	25,618

Total	636	—	8,516	112	80,318	145,911	1,375,786	1,562,546	3,084,243	—	—	10,355	10,355	—	(390)	(390)	(347)	(619,929)	(620,276)	2,714,603

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000

Total	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000

MINISTRY OF LABOUR

($000)

VOTE 37 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	17,261	26,927	85	6,562	—	33,574	596	502	5,024	557	2,277	866	—	12	—
Employment Standards	10,698	6,459	50	1,560	—	8,069	—	120	1,318	—	230	185	—	—	—
Industrial Relations	6,562	4,056	17	1,001	—	5,074	114	112	999	16	42	71	—	—	—
WorkSafe BC	1	16,412	18	4,001	—	20,431	482	270	2,707	541	2,005	610	—	12	—
Executive and Support Services	5,486	1,831	—	461	35	2,327	25	194	1,587	184	51	171	—	—	—
Minister’s Office	—	240	—	71	35	346	—	37	8	—	5	7	—	—	—
Corporate Services	5,486	1,591	—	390	—	1,981	25	157	1,579	184	46	164	—	—	—

Total	22,747	28,758	85	7,023	35	35,901	621	696	6,611	741	2,328	1,037	—	12	—

VOTE 37 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	50	—	850	—	10,734	—	—	—	—	—	—	875	875	—	(1)	(1)	—	(28,755)	(28,755)	16,427
Employment Standards	50	—	146	—	2,049	—	—	—	—	—	—	200	200	—	—	—	—	(100)	(100)	10,218
Industrial Relations	—	—	46	—	1,400	—	—	—	—	—	—	9	9	—	—	—	—	(275)	(275)	6,208
WorkSafe BC	—	—	658	—	7,285	—	—	—	—	—	—	666	666	—	(1)	(1)	—	(28,380)	(28,380)	1
Executive and Support Services	4	—	12	—	2,228	—	—	—	—	—	—	1,363	1,363	—	—	—	—	(714)	(714)	5,204
Minister’s Office	4	—	—	—	61	—	—	—	—	—	—	46	46	—	—	—	—	—	—	453
Corporate Services	—	—	12	—	2,167	—	—	—	—	—	—	1,317	1,317	—	—	—	—	(714)	(714)	4,751

Total	54	—	862	—	12,962	—	—	—	—	—	—	2,238	2,238	—	(1)	(1)	—	(29,469)	(29,469)	21,631

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 38 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	234,987	114,859	3,417	27,859	—	146,135	—	1,049	39,296	3,938	1,722	2,154	—	—	6,267
Policing and Community Safety	313,899	11,972	78	2,891	—	14,941	—	405	2,626	2,462	374	491	—	—	99
Policing and Community Safety	273,209	6,091	15	1,471	—	7,577	—	326	1,693	1,367	236	357	—	—	81
Victims Services and Community Programs	40,690	5,881	63	1,420	—	7,364	—	79	933	1,095	138	134	—	—	18
Emergency Management BC	35,927	11,809	32	2,853	—	14,694	43	291	3,834	6,188	697	400	—	—	41
Integrated Planning and Mitigation	10,792	1,063	—	257	—	1,320	—	33	164	670	16	21	—	—	—
Provincial Emergency Program	7,540	3,328	27	804	—	4,159	—	55	1,887	1,194	85	140	—	—	10
Office of the Fire Commissioner	2,547	1,274	1	308	—	1,583	—	62	300	5	40	57	—	—	19
BC Corners Service	15,048	6,144	4	1,484	—	7,632	43	141	1,483	4,319	556	182	—	—	12
Office of the Superintendent of Motor Vehicles	7,214	3,364	6	812	—	4,182	—	45	925	115	145	150	—	—	—
Executive and Support Services	23,581	7,690	79	1,881	51	9,701	—	213	10,620	86	1,772	436	—	23	3
Minister’s Office	657	317	—	94	51	462	—	75	28	—	10	15	—	—	2
Corporate Services	22,924	7,373	79	1,787	—	9,239	—	138	10,592	86	1,762	421	—	23	1

Total	615,608	149,694	3,612	36,296	51	189,653	43	2,003	57,301	12,789	4,710	3,631	—	23	6,410

VOTE 39 Emergency Program Act

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	15,630	1,000	10	369	—	1,379	—	169	678	3,000	285	71	—	—	7,665

Total	15,630	1,000	10	369	—	1,379	—	169	678	3,000	285	71	—	—	7,665

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	750	405	—	98	—	503	—	20	1,434	14	4	19	—	—	—
Corrections Work Program Account	1,315	—	—	—	—	—	—	—	—	—	14	41	—	—	486
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	12,536	1,320	—	319	—	1,639	—	11	—	—	32	26	—	—	—

Total	14,601	1,725	—	417	—	2,142	—	31	1,434	14	50	86	—	—	486

VOTE 38 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	1,064	—	3,633	20	59,143	2,300	—	34,127	36,427	—	—	629	629	—	(475)	(475)	—	(6,644)	(6,644)	235,215
Policing and Community Safety	159	—	783	—	7,399	189	12,343	328,247	340,779	—	—	45	45	(9,316)	(540)	(9,856)	(1)	(26,235)	(26,236)	327,072
Policing and Community Safety	159	—	368	—	4,587	72	—	298,424	298,496	—	—	45	45	—	(540)	(540)	(1)	(26,185)	(26,186)	283,979
Victims Services and Community Programs	—	—	415	—	2,812	117	12,343	29,823	42,283	—	—	—	—	(9,316)	—	(9,316)	—	(50)	(50)	43,093
Emergency Management BC	148	—	445	—	12,087	—	—	16,323	16,323	—	—	6	6	—	(3,060)	(3,060)	(1)	(6,500)	(6,501)	33,549
Integrated Planning and Mitigation	—	—	—	—	904	—	—	15,762	15,762	—	—	—	—	—	(3,050)	(3,050)	(1)	(5,000)	(5,001)	9,935
Provincial Emergency Program	53	—	115	—	3,539	—	—	561	561	—	—	6	6	—	—	—	—	(1,500)	(1,500)	6,765
Office of the Fire Commissioner	30	—	94	—	607	—	—	—	—	—	—	—	—	—	(10)	(10)	—	—	—	2,180
BC Corners Service	65	—	236	—	7,037	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,669
Office of the Superintendent of Motor Vehicles	—	—	143	1	1,524	—	—	1,806	1,806	—	—	1,595	1,595	—	(1)	(1)	(1)	(3,474)	(3,475)	5,631
Executive and Support Services	155	—	325	—	13,633	—	—	—	—	—	—	1,431	1,431	—	(700)	(700)	(1)	(100)	(101)	23,964
Minister’s Office	—	—	—	—	130	—	—	—	—	—	—	48	48	—	—	—	—	—	—	640
Corporate Services	155	—	325	—	13,503	—	—	—	—	—	—	1,383	1,383	—	(700)	(700)	(1)	(100)	(101)	23,324

Total	1,526	—	5,329	21	93,786	2,489	12,343	380,503	395,335	—	—	3,706	3,706	(9,316)	(4,776)	(14,092)	(4)	(42,953)	(42,957)	625,431

VOTE 39 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	1,890	—	139	—	13,897	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	20,975

Total	1,890	—	139	—	13,897	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	20,975

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	2	—	3	—	1,496	1,290	—	196	1,486	—	—	15	15	—	—	—	—	(3,500)	(3,500)	—
Corrections Work Program Account	115	—	60	—	716	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,292
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	69	2,000	—	—	2,000	9,316	—	—	9,316	—	—	—	—	—	—	13,024

Total	117	—	63	—	2,281	3,290	—	672	3,962	9,316	—	115	9,431	—	—	—	—	(3,500)	(3,500)	14,316

MINISTRY OF SMALL BUSINESS, TECHNOLOGY AND ECONOMIC DEVELOPMENT

($000)

VOTE 40 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Asia Pacific Trade and Investment	16,179	3,727	3	900	—	4,630	—	702	244	4,075	194	266	—	—	1
Small Business, Research and Competitiveness	21,966	5,000	5	1,184	—	6,189	57	196	335	587	118	304	—	2	—
Executive and Support Services	12,425	4,032	6	980	51	5,069	4	267	5,884	605	269	753	1,546	2	8
Minister’s Office	590	239	—	58	51	348	—	110	—	14	15	68	—	—	—
Corporate Services	11,835	3,793	6	922	—	4,721	4	157	5,884	591	254	685	1,546	2	8

Total	50,570	12,759	14	3,064	51	15,888	61	1,165	6,463	5,267	581	1,323	1,546	4	9

Special Account(s)

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund	17,400	312	—	75	—	387	—	42	52	153	6	10	—	—	—

Total	17,400	312	—	75	—	387	—	42	52	153	6	10	—	—	—

VOTE 40 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Asia Pacific Trade and Investment	—	—	260	1,584	7,326	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	11,953
Small Business, Research and Competitiveness	—	—	202	8	1,809	—	—	9,269	9,269	—	—	—	—	—	(2)	(2)	(1)	(1)	(2)	17,263
Executive and Support Services	9	—	165	—	9,512	—	—	—	—	—	—	36	36	—	(1)	(1)	(1)	(1)	(2)	14,614
Minister’s Office	—	—	2	—	209	—	—	—	—	—	—	—	—	—	—	—	—	—	—	557
Corporate Services	9	—	163	—	9,303	—	—	—	—	—	—	36	36	—	(1)	(1)	(1)	(1)	(2)	14,057

Total	9	—	627	1,592	18,647	—	—	9,269	9,269	—	—	36	36	—	(4)	(4)	(3)	(3)	(6)	43,830

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Innovative Clean Energy Fund	—	—	—	—	263	—	—	24,350	24,350	—	—	—	—	—	—	—	—	—	—	25,000

Total	—	—	—	—	263	—	—	24,350	24,350	—	—	—	—	—	—	—	—	—	—	25,000

MINISTRY OF TOURISM, CULTURE AND THE ARTS

($000)

VOTE 41 Ministry Operations

Description	Total 2008/09 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Tourism	18,305	6,764	14	1,651	—	8,429	6	319	1,035	241	169	210	—	4	606
Arts and Culture	19,519	1,405	3	339	—	1,747	62	108	211	242	32	91	—	—	—
BC150 Years	2,678	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Film Commission	1,546	529	—	128	—	657	—	25	151	40	15	108	—	—	101
Transfers to Crown Corporations and Agencies	298,290	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion	275,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,648	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	10,042	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	3,897	1,889	20	469	51	2,429	—	131	675	36	31	115	—	—	—
Minister’s Office	560	331	11	92	51	485	—	72	—	—	10	15	—	—	—
Management Services	3,337	1,558	9	377	—	1,944	—	59	675	36	21	100	—	—	—

Total	344,235	10,587	37	2,587	51	13,262	68	583	2,072	559	247	524	—	4	707

Special Account(s)

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment	8,330	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	8,330	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Tourism	139	—	614	—	3,343	9,000	—	—	9,000	—	—	645	645	—	(1)	(1)	—	(861)	(861)	20,555
Arts and Culture	—	—	35	—	781	—	—	1,147	1,147	—	—	—	—	—	—	—	—	—	—	3,675
BC150 Years	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Film Commission	10	—	1	—	451	12	—	273	285	—	—	—	—	—	—	—	—	(8)	(8)	1,385
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	75,308	75,308	—	—	—	—	—	—	—	—	—	—	75,308
Vancouver Convention Centre Expansion	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	—	—	—	—	—	—	—	38,600	38,600	—	—	—	—	—	—	—	—	—	—	38,600
Royal British Columbia Museum	—	—	—	—	—	—	—	12,166	12,166	—	—	—	—	—	—	—	—	—	—	12,166
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	24,542	24,542	—	—	—	—	—	—	—	—	—	—	24,542
Executive and Support Services	—	—	114	—	1,102	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,531
Minister’s Office	—	—	—	—	97	—	—	—	—	—	—	—	—	—	—	—	—	—	—	582
Management Services	—	—	114	—	1,005	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,949

Total	149	—	764	—	5,677	9,012	—	76,728	85,740	—	—	645	645	—	(1)	(1)	—	(869)	(869)	104,454

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment	—	—	—	—	—	1,500	—	—	1,500	—	—	—	—	—	—	—	—	—	—	1,500

Total	—	—	—	—	—	1,500	—	—	1,500	—	—	—	—	—	—	—	—	—	—	1,500

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 42 Ministry Operations

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	23,769	28,789	32	7,022	—	35,843	—	3,681	7,800	141,399	4,119	1,551	—	38	29,487
Transportation Policy and Legislation	1,440	809	—	195	—	1,004	—	12	—	300	1	12	—	—	3
Planning, Engineering and Construction	5,978	24,195	19	5,831	—	30,045	—	3,104	6,850	127,889	4,070	1,231	—	28	24,884
Partnerships	1	1,984	—	479	—	2,463	—	216	773	13,152	25	175	—	10	4,593
Port and Airport Development	15,658	1,529	13	451	—	1,993	—	342	148	58	20	122	—	—	7
Enhancing Economic Development	692	272	—	66	—	338	—	7	29	—	3	11	—	—	—
Public Transportation	226,880	714	—	172	—	886	—	138	62	28,168	21	95	—	—	171,919
Public Transit	79,218	714	—	172	—	886	—	138	62	28,168	21	95	—	—	—
Coastal Ferry Services	147,662	—	—	—	—	—	—	—	—	—	—	—	—	—	171,919
Highway Operations	502,245	55,456	353	13,394	—	69,203	—	4,662	20,879	15,090	2,926	2,448	—	45	451,334
Maintenance, Asset Preservation and Traffic Operations	464,042	40,001	209	9,661	—	49,871	—	4,012	17,783	15,040	1,800	1,846	—	39	433,020
Commercial Vehicle Safety and Enforcement	27,171	14,915	142	3,603	—	18,660	—	633	3,082	—	1,122	585	—	6	222
Inland Ferries	8,783	540	2	130	—	672	—	17	14	50	4	17	—	—	18,092
Coquihalla Toll Administration	2,249	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial Passenger Transportation Regulation	2,574	1,137	2	274	—	1,413	110	51	343	3	11	114	—	1	6
Passenger Transportation Board	690	251	—	60	—	311	110	11	167	3	9	44	—	1	—
Passenger Transportation Branch	1,884	886	2	214	—	1,102	—	40	176	—	2	70	—	—	6
Executive and Support Services	13,086	5,888	173	1,454	51	7,566	—	261	5,089	99	197	406	—	10	—
Minister’s Office	547	300	—	88	51	439	—	70	—	—	8	13	—	—	—
Corporate Services	12,539	5,588	173	1,366	—	7,127	—	191	5,089	99	189	393	—	10	—

Total	768,554	91,984	560	22,316	51	114,911	110	8,793	34,173	184,759	7,274	4,614	—	94	652,746

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	10,116	762,552	286	150	961,179	9,780	—	4,971	14,751	—	—	943	943	—	(1)	(1)	(978,197)	(20,498)	(998,695)	14,020
Transportation Policy and Legislation	—	—	—	—	328	4,821	—	—	4,821	—	—	—	—	—	—	—	(4,821)	—	(4,821)	1,332
Planning, Engineering and Construction	10,074	743,219	284	150	921,783	—	—	—	—	—	—	538	538	—	—	—	(927,248)	(20,486)	(947,734)	4,632
Partnerships	42	19,333	—	—	38,319	—	—	—	—	—	—	401	401	—	(1)	(1)	(41,169)	(12)	(41,181)	1
Port and Airport Development	—	—	2	—	699	4,959	—	4,971	9,930	—	—	4	4	—	—	—	(4,959)	—	(4,959)	7,667
Enhancing Economic Development	—	—	—	—	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—	388
Public Transportation	50	67,304	—	—	267,757	—	—	197,483	197,483	—	—	10	10	—	(1)	(1)	(190,046)	(25,354)	(215,400)	250,735
Public Transit	50	67,304	—	—	95,838	—	—	197,483	197,483	—	—	10	10	—	(1)	(1)	(190,046)	(25,354)	(215,400)	78,816
Coastal Ferry Services	—	—	—	—	171,919	—	—	—	—	—	—	—	—	—	—	—	—	—	—	171,919
Highway Operations	19,107	200,903	5,889	54	723,337	35	—	42	77	—	—	505	505	—	—	—	(314,486)	(2,952)	(317,438)	475,684
Maintenance, Asset Preservation and Traffic Operations	16,800	199,940	5,532	22	695,834	35	—	42	77	—	—	380	380	—	—	—	(304,223)	(2,553)	(306,776)	439,386
Commercial Vehicle Safety and Enforcement	2,307	—	357	32	8,346	—	—	—	—	—	—	125	125	—	—	—	—	(399)	(399)	26,732
Inland Ferries	—	963	—	—	19,157	—	—	—	—	—	—	—	—	—	—	—	(10,263)	—	(10,263)	9,566
Coquihalla Toll Administration	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial Passenger Transportation Regulation	13	—	23	—	675	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(1)	(1)	2,094
Passenger Transportation Board	—	—	3	—	348	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	658
Passenger Transportation Branch	13	—	20	—	327	—	—	—	—	—	—	7	7	—	—	—	—	—	—	1,436
Executive and Support Services	25	—	47	—	6,134	—	—	—	—	—	—	131	131	—	(1)	(1)	(577)	(3)	(580)	13,250
Minister’s Office	—	—	—	—	91	—	—	—	—	—	—	18	18	—	—	—	—	—	—	548
Corporate Services	25	—	47	—	6,043	—	—	—	—	—	—	113	113	—	(1)	(1)	(577)	(3)	(580)	12,702

Total	29,311	1,030,759	6,245	204	1,959,082	9,815	—	202,496	212,311	—	—	1,597	1,597	—	(4)	(4)	(1,483,306)	(48,808)	(1,532,114)	755,783

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 43 Management of Public Funds and Debt

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,261,710	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,261,713	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 43 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,259,195	16,645	1,275,840	—	(8,964)	(8,964)	(80,879)	—	(80,879)	1,185,997
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	697,580	697,580	—	—	—	(222,031)	(475,548)	(697,579)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	941	941	—	—	—	—	(940)	(940)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	83,247	83,247	—	—	—	—	(83,246)	(83,246)	1

Total	—	—	—	—	—	—	—	—	—	—	1,259,195	798,413	2,057,608	—	(8,964)	(8,964)	(302,910)	(559,734)	(862,644)	1,186,000

OTHER APPROPRIATIONS

($000)

VOTE 44 Contingencies All Ministries and New Programs

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contingencies All Ministries and New Programs	325,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	325,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	325,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 Capital Funding

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	971,848	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions	200,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	305,425	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	427,190	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit	39,233	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	971,848	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 44 Contingencies All Ministries and New Programs

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Contingencies All Ministries and New Programs	—	—	—	—	—	—	—	—	—	—	—	500,000	500,000	—	—	—	—	—	—	500,000
General Programs	—	—	—	—	—	—	—	—	—	—	—	500,000	500,000	—	—	—	—	—	—	500,000

Total	—	—	—	—	—	—	—	—	—	—	—	500,000	500,000	—	—	—	—	—	—	500,000

VOTE 45 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,212,840	1,212,840	—	—	—	—	—	—	—	—	—	—	1,212,840
Post Secondary Institutions	—	—	—	—	—	—	—	249,557	249,557	—	—	—	—	—	—	—	—	—	—	249,557
Schools	—	—	—	—	—	—	—	372,903	372,903	—	—	—	—	—	—	—	—	—	—	372,903
Health Facilities	—	—	—	—	—	—	—	298,811	298,811	—	—	—	—	—	—	—	—	—	—	298,811
Housing	—	—	—	—	—	—	—	144,464	144,464	—	—	—	—	—	—	—	—	—	—	144,464
Public Transit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	—	—	—	—	—	—	—	147,105	147,105	—	—	—	—	—	—	—	—	—	—	147,105

Total	—	—	—	—	—	—	—	1,212,840	1,212,840	—	—	—	—	—	—	—	—	—	—	1,212,840

OTHER APPROPRIATIONS

($000)

VOTE 46 Commissions on Collection of Public Funds

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	45,508	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community and Rural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,756	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	36,351	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	1,098	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,796	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	18	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(45,507)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	72,701	72,701	—	—	—	—	—	—	72,701
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community and Rural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1,756	1,756	—	—	—	—	—	—	1,756
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	62,450	62,450	—	—	—	—	—	—	62,450
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	200	200	—	—	—	—	—	—	200
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	2,108	2,108	—	—	—	—	—	—	2,108
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,878	4,878	—	—	—	—	—	—	4,878
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—	18	18	—	—	—	—	—	—	18
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(72,700)	—	(72,700)	(72,700)

Total	—	—	—	—	—	—	—	—	—	—	—	72,701	72,701	—	—	—	(72,700)	—	(72,700)	1

OTHER APPROPRIATIONS

($000)

VOTE 47 Allowances for Doubtful Revenue Accounts

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	106,916	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	5,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community and Rural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	74,226	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	3,429	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	2,824	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	9,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(106,915)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 47 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	—	98,930	98,930	—	—	—	—	—	98,930
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—	3,390	3,390	—	—	—	—	—	3,390
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	50
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Community and Rural Development	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	—	1,168	1,168	—	—	—	—	—	1,168
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—	68,300	68,300	—	—	—	—	—	68,300
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	10,000
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	—	3,377	3,377	—	—	—	—	—	3,377
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—	—	2,824	2,824	—	—	—	—	—	2,824
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—	9,800	9,800	—	—	—	—	—	9,800
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(98,929)	(98,929)	(98,929)

Total	—	—	—	—	—	—	—	—	—	—	—	—	98,930	98,930	—	—	—	(98,929)	(98,929)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 BC Family Bonus

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Family Bonus	14,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	14,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Environmental Appeal Board and Forest Appeals Commission

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,092	763	5	195	—	963	460	62	189	160	100	109	—	20	5
Administration and Support Services	1,322	763	5	195	—	963	1	20	189	20	100	60	—	—	5
Environmental Appeal Board	411	—	—	—	—	—	247	25	—	70	—	29	—	10	—
Forest Appeals Commission	359	—	—	—	—	—	212	17	—	70	—	20	—	10	—

Total	2,092	763	5	195	—	963	460	62	189	160	100	109	—	20	5

VOTE 50 Forest Practices Board

	Total
	2008/09					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,804	1,893	—	456	—	2,349	135	244	238	318	118	121	—	20	—

Total	3,804	1,893	—	456	—	2,349	135	244	238	318	118	121	—	20	—

VOTE 48 BC Family Bonus

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Family Bonus	—	—	—	—	—	8,758	—	—	8,758	—	—	—	—	—	—	—	—	—	—	8,758

Total	—	—	—	—	—	8,758	—	—	8,758	—	—	—	—	—	—	—	—	—	—	8,758

VOTE 49 Environmental Appeal Board and Forest Appeals Commission

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	5	—	1,110	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,091
Administration and Support Services	—	—	5	—	400	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	1,381
Environmental Appeal Board	—	—	—	—	381	—	—	—	—	—	—	—	—	—	—	—	—	—	—	381
Forest Appeals Commission	—	—	—	—	329	—	—	—	—	—	—	—	—	—	—	—	—	—	—	329

Total	—	—	5	—	1,110	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,091

VOTE 50 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2009/10
					Operating				Govt				Other			In.ternal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	184	—	100	—	1,478	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,827

Total	184	—	100	—	1,478	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,827

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

CAPITAL EXPENDITURES

LEGISLATION

($000)

VOTE 1 Legislation

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Legislation	27,530	—	—	—	—	1,202	—	463	5,050	—	6,715
Members’ Services	—	—	—	—	—	—	—	—	—	—	—
Caucus Support Services	—	—	—	—	—	—	—	—	—	—	—
Office of the Speaker	—	—	—	—	—	—	—	—	—	—	—
Clerk of the House	—	—	—	—	—	20	—	—	—	—	20
Clerk of the Committees	20	—	—	—	—	—	—	3	—	—	3
Legislative Operations	26,614	—	—	—	—	132	—	460	5,000	—	5,592
Sergeant-at-Arms	195	—	—	—	—	325	—	—	50	—	375
Hansard	691	—	—	—	—	725	—	—	—	—	725
Legislative Library	10	—	—	—	—	—	—	—	—	—	—

Total	27,530	—	—	—	—	1,202	—	463	5,050	—	6,715

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Auditor General	150	—	—	—	—	70	—	120	60	—	250

Total	150	—	—	—	—	70	—	120	60	—	250

VOTE 3 Conflict of Interest Commissioner

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

VOTE 4 Elections BC

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Elections BC	304	—	—	—	—	—	—	2,860	—	—	2,860

Total	304	—	—	—	—	—	—	2,860	—	—	2,860

VOTE 5 Information and Privacy Commissioner

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Information and Privacy Commissioner	60	—	—	—	—	5	—	40	—	—	45

Total	60	—	—	—	—	5	—	40	—	—	45

VOTE 6 Merit Commissioner

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Merit Commissioner	25	—	—	—	—	5	—	10	—	—	15

Total	25	—	—	—	—	5	—	10	—	—	15

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsman

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Ombudsman	75	—	—	—	—	5	—	70	—	—	75

Total	75	—	—	—	—	5	—	70	—	—	75

VOTE 8 Police Complaint Commissioner

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	25

Total	25	—	—	—	—	2	—	23	—	—	25

VOTE 9 Representative for Children and Youth

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Representative for Children and Youth	100	—	—	—	—	30	—	100	—	—	130

Total	100	—	—	—	—	30	—	100	—	—	130

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Intergovernmental Relations Secretariat	18	—	—	—	—	—	—	5	—	—	5
Deputy Ministers’ Policy Secretariat	5	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	72	—	—	—	—	—	—	30	—	—	30
Premier’s Office	5	—	—	—	—	—	—	—	—	—	—
Executive Operations	67	—	—	—	—	—	—	30	—	—	30

Total	95	—	—	—	—	—	—	35	—	—	35

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Negotiations	—	—	—	—	—	—	—	—	—	—	—
Aboriginal Relations	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	32	—	—	—	—	—	—	30	—	—	30
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	32	—	—	—	—	—	—	30	—	—	30

Total	32	—	—	—	—	—	—	30	—	—	30

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
First Citizens Fund	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ADVANCED EDUCATION AND LABOUR MARKET DEVELOPMENT

($000)

VOTE 12 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	—	—	—
StudentAid BC	—	—	—	—	—	—	—	—	—	—	—
Labour Market and Immigration	—	—	—	—	—	—	—	—	—	—	—
Public Sector Employers’ Council Secretariat	5	—	—	—	—	—	—	—	—	—	—
Public Sector Employers’ Council Secretariat	5	—	—	—	—	—	—	—	—	—	—
Employer Association	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,840	—	—	—	—	—	—	1,300	—	—	1,300
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	1,840	—	—	—	—	—	—	1,300	—	—	1,300

Total	1,845	—	—	—	—	—	—	1,300	—	—	1,300

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 13 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Agriculture Development	1,122	—	—	—	—	—	—	—	—	—	—
Food Safety, Plant, Animal and Fish Health	696	—	—	—	—	—	—	—	—	—	—
Sustainable Agriculture Management	426	—	—	—	—	—	—	—	—	—	—
Strategic Industry Development	747	—	—	—	—	—	—	—	—	—	—
Sustainable Aquaculture Management	461	—	—	—	—	—	—	—	—	—	—
Business Risk Management	275	—	—	—	—	—	—	—	—	—	—
Strategic Policy, Investment and Innovation	11	—	—	—	—	—	—	—	—	—	—
Crown Land Administration	240	—	—	—	—	—	—	—	—	—	—
Crown Land Policy	9	—	—	—	—	—	—	—	—	—	—
Crown Land Sales and Tenure Management	179	—	—	—	—	—	—	—	—	—	—
Land Restoration Programs	52	—	—	—	—	—	—	—	—	—	—
BC Farm Industry Review Board	2	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	89	—	—	—	4	—	10	206	—	—	220
Minister’s Office	9	—	—	—	—	—	—	—	—	—	—
Corporate Services	80	—	—	—	4	—	10	206	—	—	220

Total	2,200	—	—	—	4	—	10	206	—	—	220

VOTE 14 Agricultural Land Commission

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Agricultural Land Commission	5	—	—	—	—	—	—	—	—	—	—

Total	5	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Crown Land	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Justice Transformation	—	—	—	—	—	—	—	—	—	—	—
Justice Reform	—	—	—	—	—	—	—	—	—	—	—
Community Court	—	—	—	—	—	—	—	—	—	—	—
Justice Services	300	—	—	—	—	—	—	—	—	—	—
Prosecution Services	300	—	—	—	—	—	—	—	—	—	—
Court Services	5,129	—	—	—	—	—	—	—	—	—	—
Legal Services	150	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	887	—	—	—	925	—	940	1,061	—	—	2,926
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	887	—	—	—	925	—	940	1,061	—	—	2,926
Agencies, Boards and Commissions	—	—	—	—	—	—	—	—	—	—	—

Total	6,766	—	—	—	925	—	940	1,061	—	—	2,926

VOTE 16 Judiciary

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Judiciary	750	—	—	—	—	—	—	750	—	—	750
Superior Courts	470	—	—	—	—	—	—	375	—	—	375
Provincial Courts	280	—	—	—	—	—	—	375	—	—	375

Total	750	—	—	—	—	—	—	750	—	—	750

VOTE 17 Crown Proceeding Act

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

VOTE 18 British Columbia Utilities Commission

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
British Columbia Utilities Commission	12	—	—	—	—	—	—	10	—	—	10

Total	12	—	—	—	—	—	—	10	—	—	10

MINISTRY OF ATTORNEY GENERAL

($000)

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Public Guardian and Trustee of British Columbia	500	—	—	—	—	—	—	500	—	—	500

Total	500	—	—	—	—	—	—	500	—	—	500

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 19 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Child and Family Development	—	—	—	—	—	—	—	—	—	—	—
ECD, Child Care and Supports to Children with Special Needs	—	—	—	—	—	—	—	—	—	—	—
Provincial Services	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	7,853	—	—	—	76	—	477	545	—	—	1,098
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	7,853	—	—	—	76	—	477	545	—	—	1,098

Total	7,853	—	—	—	76	—	477	545	—	—	1,098

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 20 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Services to Citizens and Businesses	5,632	—	—	—	—	—	—	—	—	—	—
Services BC Operations	1,954	—	—	—	—	—	—	—	—	—	—
Enquiry BC Online	93	—	—	—	—	—	—	—	—	—	—
BC Registries Services	3,085	—	—	—	—	—	—	—	—	—	—
BC Stats	—	—	—	—	—	—	—	—	—	—	—
Multiculturalism	500	—	—	—	—	—	—	—	—	—	—
Office of the Chief Information Officer	719	—	—	—	—	—	—	—	—	—	—
Shared Services BC	115,418	4	—	74,130	3,699	1,023	201	82,349	38,128	—	199,534
Accommodation and Real Estate Services	48,509	4	—	74,130	—	1,023	201	—	38,128	—	113,486
Workplace Technology Services	60,438	—	—	—	3,699	—	—	82,349	—	—	86,048
Common Business Services	6,471	—	—	—	—	—	—	—	—	—	—
Alternative Service Delivery Secretariat	—	—	—	—	—	—	—	—	—	—	—
Information and Privacy Operations	—	—	—	—	—	—	—	—	—	—	—
Public Service Agency	1,569	—	—	—	—	—	—	1,250	—	—	1,250
Business Performance	1,299	—	—	—	—	—	—	1,250	—	—	1,250
Client Services	—	—	—	—	—	—	—	—	—	—	—
Talent Management	—	—	—	—	—	—	—	—	—	—	—
Employee Relations	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	270	—	—	—	—	—	—	—	—	—	—
Public Affairs Bureau	436	—	—	—	—	—	—	220	—	—	220
Executive and Support Services	14	—	—	—	—	—	—	—	—	—	—
Minister’s Office	6	—	—	—	—	—	—	—	—	—	—
Corporate Services	8	—	—	—	—	—	—	—	—	—	—

Total	123,788	4	—	74,130	3,699	1,023	201	83,819	38,128	—	201,004

VOTE 21 Benefits

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Benefits	—	—	—	—	—	—	—	—	—	—	—
Pension Contributions and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	—	—	—	—	—	—	—	—	—	—	—
Benefits Administration	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY AND RURAL DEVELOPMENT

($000)

VOTE 22 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Local Government	725	—	—	—	—	—	—	—	—	—	—
Local Government Services and Transfers	725	—	—	—	—	—	—	—	—	—	—
University Endowment Lands	—	—	—	—	—	—	—	—	—	—	—
RuralBC Secretariat	175	—	—	—	—	—	—	—	—	—	—
Mountain Pine Beetle Epidemic Response Division	—	—	—	—	—	—	—	—	—	—	—
Property Assessment	—	—	—	—	—	—	—	—	—	—	—
Assessment Services	—	—	—	—	—	—	—	—	—	—	—
Assessment Policy and Support	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,046	—	—	—	—	—	—	1,388	—	—	1,388
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	1,046	—	—	—	—	—	—	1,388	—	—	1,388

Total	1,946	—	—	—	—	—	—	1,388	—	—	1,388

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Northern Development Fund	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION

($000)

VOTE 23 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Education Programs	—	—	—	—	—	—	—	—	—	—	—
Public Libraries	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,220	—	—	—	—	—	—	1,436	—	—	1,436
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	—	—	—	—	—	—	—	—	—	—	—
K-12 Education Services	5,220	—	—	—	—	—	—	1,436	—	—	1,436

Total	5,220	—	—	—	—	—	—	1,436	—	—	1,436

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 24 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Oil and Gas	383	—	—	—	—	—	—	—	—	21,000	21,000
Titles	54	—	—	—	—	—	—	—	—	—	—
Mining and Minerals	813	—	—	—	—	—	—	—	—	—	—
Electricity and Alternative Energy	7	—	—	—	—	—	—	—	—	—	—
Marketing, Aboriginal and Community Relations	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	178	—	—	—	—	—	—	387	—	—	387
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	178	—	—	—	—	—	—	387	—	—	387

Total	1,435	—	—	—	—	—	—	387	—	21,000	21,387

VOTE 25 Contracts and Funding Arrangements

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 26 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Environmental Stewardship	371	—	—	—	—	—	—	—	—	—	—
Parks and Protected Areas	14,330	273	10,707	—	—	—	—	—	—	—	10,980
Water Stewardship	109	—	—	—	—	—	—	—	—	—	—
Water Stewardship	109	—	—	—	—	—	—	—	—	—	—
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—
Environmental Protection	245	—	—	—	—	—	—	—	—	—	—
Compliance	974	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	2,032	—	—	—	1,105	—	—	920	—	—	2,025
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	2,032	—	—	—	1,105	—	—	920	—	—	2,025

Total	18,061	273	10,707	—	1,105	—	—	920	—	—	13,005

VOTE 27 Climate Action Secretariat

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Climate Action Secretariat	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

VOTE 28 Environmental Assessment

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Environmental Assessment Office	56	—	—	—	—	—	—	—	—	—	—

Total	56	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Park Enhancement Fund	300	—	400	—	—	—	—	—	—	—	400
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	—	—

Total	300	—	400	—	—	—	—	—	—	—	400

MINISTRY OF FINANCE

($000)

VOTE 29 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Crown Agencies Secretariat	9	—	—	—	—	—	—	4	—	—	4
Treasury Board Staff	18	—	—	—	—	—	—	—	—	—	—
Office of the Comptroller General	999	—	—	—	—	—	—	—	—	—	—
Treasury	828	—	—	—	—	—	—	94	—	—	94
Revenue Programs	—	—	—	—	—	—	—	—	—	—	—
Revenue Solutions	—	—	—	—	—	—	—	—	—	—	—
Strategic and Corporate Policy	359	—	—	—	—	—	—	56	—	—	56
Strategic and Corporate Policy	10	—	—	—	—	—	—	—	—	—	—
Financial Institutions Commission	349	—	—	—	—	—	—	56	—	—	56
Capital Planning Secretariat	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	11,523	—	—	—	—	—	—	3,326	—	—	3,326
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	11,523	—	—	—	—	—	—	3,326	—	—	3,326

Total	13,736	—	—	—	—	—	—	3,480	—	—	3,480

VOTE 30 Pacific Carbon Trust

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Pacific Carbon Trust	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Insurance and Risk Management	370	—	—	—	—	—	—	—	—	—	—
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—

Total	370	—	—	—	—	—	—	—	—	—	—

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 31 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Forest and Range Resource Management	16,451	—	40	4,553	—	—	—	—	—	14,519	19,112
Pricing and Selling Timber	999	—	—	—	—	—	—	—	—	—	—
Compliance and Enforcement	1,548	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,672	—	—	—	793	—	358	1,319	—	—	2,470
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	5,672	—	—	—	793	—	358	1,319	—	—	2,470

Total	24,670	—	40	4,553	793	—	358	1,319	—	14,519	21,582

VOTE 32 Integrated Land Management Bureau

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Integrated Land Management Bureau	6,496	—	—	—	—	—	—	1,705	—	—	1,705
Regional Operations	135	—	—	—	—	—	—	—	—	—	—
First Nations Initiatives	—	—	—	—	—	—	—	—	—	—	—
GeoBC	3,889	—	—	—	—	—	—	1,705	—	—	1,705
Bureau Management	2,472	—	—	—	—	—	—	—	—	—	—

Total	6,496	—	—	—	—	—	—	1,705	—	—	1,705

VOTE 33 Direct Fire

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Direct Fire	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
BC Timber Sales	48,204	—	—	—	245	—	—	540	—	36,300	37,085
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	—	—

Total	48,204	—	—	—	245	—	—	540	—	36,300	37,085

MINISTRY OF HEALTH SERVICES

($000)

VOTE 34 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Services Delivered by Partners	—	—	—	—	—	—	—	—	—	—	—
Regional Health Sector Funding	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	—	—	—	—	—	—	—	—	—	—	—
Services Delivered by Ministry	8,890	—	—	—	1,030	—	14,372	—	—	—	15,402
Emergency and Health Services	8,460	—	—	—	1,030	—	14,372	—	—	—	15,402
Vital Statistics	430	—	—	—	—	—	—	—	—	—	—
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,334	—	—	—	—	—	—	39,253	—	—	39,253
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Stewardship and Corporate Management	8,334	—	—	—	—	—	—	39,253	—	—	39,253

Total	17,224	—	—	—	1,030	—	14,372	39,253	—	—	54,655

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Health Special Account	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTHY LIVING AND SPORT

($000)

VOTE 35 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Sport, Recreation and ActNow BC	280	—	—	—	—	—	—	—	—	—	—
Population and Public Health	—	—	—	—	—	—	—	—	—	—	—
Provincial Health Officer	—	—	—	—	—	—	—	—	—	—	—
2010 Olympics and Paralympic Winter Games Secretariat	216	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	—	—	—	—	—	—	—	259	600	—	859
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	—	—	—	—	—	—	—	259	600	—	859

Total	496	—	—	—	—	—	—	259	600	—	859

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Physical Fitness and Amateur Sport Fund	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HOUSING AND SOCIAL DEVELOPMENT

($000)

VOTE 36 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Income Assistance	—	—	—	—	—	—	—	—	—	—	—
Temporary Assistance	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	—	—	—	—	—	—	—	—	—	—	—
Employment	—	—	—	—	—	—	—	—	—	—	—
Employment Programs	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	—	—	—	—	—	—	—	—	—	—	—
Housing	402	—	—	—	—	—	—	—	—	—	—
Housing	348	—	—	—	—	—	—	—	—	—	—
Building and Safety Policy	—	—	—	—	—	—	—	—	—	—	—
Residential Tenancy	54	—	—	—	—	—	—	—	—	—	—
Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	—
Ministry Monitoring - Community Living Services	—	—	—	—	—	—	—	—	—	—	—
Adult Community Living Services	—	—	—	—	—	—	—	—	—	—	—
Gaming Policy and Enforcement	380	—	—	—	—	—	—	—	—	—	—
Gaming Policy and Enforcement Operations	380	—	—	—	—	—	—	—	—	—	—
Distribution of Gaming Proceeds	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	130	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	7,425	—	—	—	—	—	—	6,900	900	—	7,800
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	7,425	—	—	—	—	—	—	6,900	900	—	7,800

Total	8,337	—	—	—	—	—	—	6,900	900	—	7,800

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Housing Endowment Fund	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF LABOUR

($000)

VOTE 37 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Labour Programs	3,161	—	—	—	—	—	—	1,600	—	—	1,600
Employment Standards	326	—	—	—	—	—	—	—	—	—	—
Industrial Relations	20	—	—	—	—	—	—	—	—	—	—
WorkSafe BC	2,815	—	—	—	—	—	—	1,600	—	—	1,600
Executive and Support Services	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	—	—	—	—	—	—	—	—	—	—	—

Total	3,161	—	—	—	—	—	—	1,600	—	—	1,600

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 38 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Corrections	3,393	—	—	—	—	—	—	—	—	—	—
Policing and Community Safety	469	—	—	—	—	—	—	—	—	—	—
Policing and Community Safety	250	—	—	—	—	—	—	—	—	—	—
Victims Services and Community Programs	219	—	—	—	—	—	—	—	—	—	—
Emergency Management BC	637	—	—	—	—	—	—	—	—	—	—
Integrated Planning and Mitigation	290	—	—	—	—	—	—	—	—	—	—
Provincial Emergency Program	151	—	—	—	—	—	—	—	—	—	—
Office of the Fire Commissioner	—	—	—	—	—	—	—	—	—	—	—
BC Corners Service	196	—	—	—	—	—	—	—	—	—	—
Office of the Superintendent of Motor Vehicles	313	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	113	—	—	—	3,792	—	169	4,865	—	—	8,826
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	113	—	—	—	3,792	—	169	4,865	—	—	8,826

Total	4,925	—	—	—	3,792	—	169	4,865	—	—	8,826

VOTE 39 Emergency Program Act

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Civil Forfeiture Account	—	—	—	—	—	—	—	—	—	—	—
Corrections Work Program Account	93	—	—	—	—	—	—	—	—	—	—
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	—	—	—	—	—	—	—

Total	93	—	—	—	—	—	—	—	—	—	—

MINISTRY OF SMALL BUSINESS, TECHNOLOGY AND ECONOMIC DEVELOPMENT

($000)

VOTE 40 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Asia Pacific Trade and Investment	40	—	—	—	—	—	—	—	—	—	—
Small Business, Research and Competitiveness	50	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	309	—	—	—	—	—	27	874	—	—	901
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	309	—	—	—	—	—	27	874	—	—	901

Total	399	—	—	—	—	—	27	874	—	—	901

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Innovative Clean Energy Fund	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, CULTURE AND THE ARTS

($000)

VOTE 41 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Tourism	1,564	—	1,434	—	—	—	—	—	—	—	1,434
Arts and Culture	90	—	—	—	—	—	—	—	—	—	—
BC150 Years	—	—	—	—	—	—	—	—	—	—	—
BC Film Commission	—	—	—	—	—	—	—	—	—	—	—
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	50	—	—	—	—	—	—	—	—	—	—
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Management Services	50	—	—	—	—	—	—	—	—	—	—

Total	1,704	—	1,434	—	—	—	—	—	—	—	1,434

Special Account(s)

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
BC Arts and Culture Endowment	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 42 Ministry Operations

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Transportation and Infrastructure Improvements	637	—	—	—	—	—	—	—	—	—	—
Transportation Policy and Legislation	—	—	—	—	—	—	—	—	—	—	—
Planning, Engineering and Construction	637	—	—	—	—	—	—	—	—	—	—
Partnerships	—	—	—	—	—	—	—	—	—	—	—
Port and Airport Development	—	—	—	—	—	—	—	—	—	—	—
Enhancing Economic Development	—	—	—	—	—	—	—	—	—	—	—
Public Transportation	—	—	—	—	—	—	—	—	—	—	—
Public Transit	—	—	—	—	—	—	—	—	—	—	—
Coastal Ferry Services	—	—	—	—	—	—	—	—	—	—	—
Highway Operations	7,623	—	—	—	629	—	447	1,905	—	—	2,981
Maintenance, Asset Preservation and
Traffic Operations	5,068	—	—	—	629	—	447	455	—	—	1,531
Commercial Vehicle Safety and Enforcement	2,440	—	—	—	—	—	—	1,450	—	—	1,450
Inland Ferries	—	—	—	—	—	—	—	—	—	—	—
Coquihalla Toll Administration	115	—	—	—	—	—	—	—	—	—	—
Commercial Passenger Transportation Regulation	325	—	—	—	—	—	—	—	—	—	—
Passenger Transportation Board	325	—	—	—	—	—	—	—	—	—	—
Passenger Transportation Branch	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	70	—	—	—	—	—	—	—	—	—	—
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	70	—	—	—	—	—	—	—	—	—	—

Total	8,655	—	—	—	629	—	447	1,905	—	—	2,981

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 43 Management of Public Funds and Debt

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Govt Bodies	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 44 Contingencies All Ministries and New Programs

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Contingencies All Ministries and New Programs	100,460	—	—	—	—	—	—	83,363	—	—	83,363
General Programs	100,460	—	—	—	—	—	—	83,363	—	—	83,363

Total	100,460	—	—	—	—	—	—	83,363	—	—	83,363

VOTE 45 Capital Funding

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Capital Funding	—		—	—	—	—	—	—	—	—	—
Post Secondary Institutions	—	—	—	—	—	—	—	—	—	—	—
Schools	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	—	—	—	—	—	—	—	—	—	—	—
Public Transit	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 46 Commissions on Collection of Public Funds

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community and Rural Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Allowances for Doubtful Revenue Accounts

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community and Rural Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 BC Family Bonus

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Environmental Appeal Board and Forest Appeals Commission

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Environmental Appeal Board and Forest Appeals Commission	15	—	—	—	—	—	—	100	—	—	100
Administration and Support Services	15	—	—	—	—	—	—	100	—	—	100
Environmental Appeal Board	—	—	—	—	—	—	—	—	—	—	—
Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—

Total	15	—	—	—	—	—	—	100	—	—	100

VOTE 50 Forest Practices Board

	Total										Total
	2008/09										2009/10
	Capital										Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Expenditures
Forest Practices Board	125	—	—	—	—	—	—	25	—	—	25

Total	125	—	—	—	—	—	—	25	—	—	25

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50                                    Base Salaries — includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51                                  Supplementary Salary Costs — includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52                                  Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.

54                                  Legislative Salaries and Indemnities — includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Members Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55                                    Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57                                    Public Servant Travel — includes travel expenses of government employees and officials on government business including prescribed allowances.

59                                    Centralized Management Support Services — includes central agency charges to ministries for services such as workplace technology services, BC Public Service Agency charges, legal services, accommodation and real estate services, and alternate service delivery services.

60                                    Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63                                    Information Systems — Operating — includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65                                    Office and Business Expenses — includes supplies and services required for the operation of offices.

67                                    Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68                                    Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69                                    Utilities, Materials, and Supplies — includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70                                    Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72                                    Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73                                    Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75                                    Building Occupancy Charges — includes payments to the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS — Continued

GOVERNMENT TRANSFERS

77                                    Transfers — Grants — includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

79                                    Transfers — Entitlements — includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80                                    Transfers — Agreements — includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

OTHER EXPENSES

81                                    Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83                                    Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85                                    Other Expenses — includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86                                    Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88                                    Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89                                    Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90                                    Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land                                        Land — includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI                                                        Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                                          Buildings — includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                                              Specialized Equipment — includes the purchase or capital lease cost of heavy equipment such as tractors, trailers and ambulances, as well as telecommunications relay towers and switching equipment.

FE                                                     Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh                                              Vehicles — includes the purchase or capital lease cost of passenger, light truck and utility vehicles.

Info                                             Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.

TI                                                       Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads                                 Roads — includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.